                                  PROSPECTUS


The Defensive Equity Portfolio of Analytic Optioned Equity Fund, Inc.
700 South Flower Street, Suite 2400, Los Angeles, CA 90017 (800) 374-2633

     The Defensive Equity Portfolio of Analytic Optioned Equity Fund, Inc. (the "Fund") is a NO-LOAD, open-end, diversified management investment company, or "mutual fund". As a no-load mutual fund, shares may be purchased directly from and are redeemed by the Fund at net asset value without any sale or redemption charges. The Fund's investment adviser is Analytic-TSA Global Asset Management, Inc.

     The Fund's investment objective is to obtain a greater long-term total return and smaller fluctuations in quarterly total return from a diversified, hedged common stock portfolio than would be realized from the same portfolio unhedged. (See "Glossary" for definitions of "quarterly total return," "long-term total return" and "fluctuations in total return".)

     The Fund will attempt to achieve this objective by investing primarily in dividend paying common stocks on which options are traded on national securities exchanges and in securities convertible into common stocks, by selling covered call options and secured put options and by entering into closing purchase transactions with respect to certain of such options. The Fund may also hedge its securities by purchasing put and call options on its portfolio securities, purchasing put and selling call options on the same securities, and engaging in transactions in stock index and interest rate futures, stock index options, and options on stock index and interest rate futures.

     SPECIAL CHARACTERISTICS. The Fund may hedge against changes in stock prices by engaging in transactions involving stock index futures and their related options, and may hedge against changes in interest rates by engaging in transactions involving interest rate futures and their related options. (See "Investment Objectives and Policies - Hedging Transactions"). The Fund may also make short sales of securities "against the box" to receive interest from the proceeds of such sale and/or to defer realizing of a gain or loss thereon; and enter into "repurchase agreements" subject to certain limitations (see "Other Investment Techniques").

     There is no minimum on initial or subsequent purchases of Fund shares by tax deferred retirement plans (including IRA, SEP-IRA and profit sharing and money purchase plans) or Uniform Gifts to Minors Act accounts. For other investors the minimum is $5,000 for an initial purchase and there is no minimum for subsequent purchases.

     This prospectus contains concise information respecting the Fund which a prospective investor should know before investing. Additional information concerning the Fund and its investment adviser has been filed with the Securities and Exchange Commission (the "Statement of Additional Information"). The Statement of Additional Information is incorporated by reference into this Prospectus and is available without charge to investors by writing or telephoning the Fund at the address or the telephone number shown above.

                ------------------------------------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                ------------------------------------------------
                Investors should read and retain this Prospectus
                             for further reference.


                  The date of this Prospectus and the related
               Statement of Additional Information is May 13, 1997

                    THE FUND OFFERS INVESTORS THESE BENEFITS

PROFESSIONAL MANAGEMENT.

  Founded in 1970, Analytic-TSA Global Asset Management, Inc. (the "Adviser") provides continuous professional management to the Fund's portfolio. By pooling their assets, shareholders can participate in investments that might not otherwise be available to the individual shareholder.

NO-LOAD.

  There is never any sales charge, redemption fee, or 12b-1 promotional fees when you buy or redeem shares in the Fund. All of your money goes to work immediately to achieve your investment objectives.

LIQUIDITY.

  Although the Fund is designed for long-term investment, you may redeem all or part of your Fund shares at net asset value, on any business day, without charge. Your investment is liquid.

CONVENIENCE.

  Shareholders are relieved of the administrative burden associated with the direct ownership of individual securities because the Fund handles all record keeping, collecting dividends and interest, and safekeeping of securities.

QUARTERLY REPORTS.

  The Fund lets you know where you stand in easy-to-read, comprehensive quarterly reports.

SYSTEMATIC WITHDRAWAL PLANS.

  Without cost, a shareholder may elect to receive systematic withdrawal checks on a monthly or quarterly basis.

EXCHANGE PRIVILEGES

  Should your investment goals change, shares may be exchanged for shares of any portfolio of the Analytic Series Fund, a registered investment company for which the Adviser serves as investment adviser.

RETIREMENT PLANS.

  Shares of the Fund can be purchased in connection with the following tax-deferred prototype retirement plans:

  IRAs (including transfers and "rollovers" from existing retirement plans for individuals and their spouses); SEP-IRA and profit sharing and money-purchase plans for corporations, partnerships and self-employed individuals to benefit themselves and their employees.

                               FUND EXPENSE TABLE

The following tables illustrate the expenses and fees that a shareholder of the Fund will incur. The expenses set forth in the tables are based on the Fund's 1996 fiscal year.

                  Shareholder Transaction Expenses
                  --------------------------------

  Sales Load Imposed on Purchases                 None
  Sales Load Imposed on Reinvested Dividends      None
  Deferred Sales Load                             None
  Redemption Fees                                 None
  Exchange Fee                                    None

                Annual Fund Operating Expenses
                ------------------------------
            (as a percentage of average net assets)

  Investment Advisory Fees                        0.75%
  12b-1 Fees                                      None
  Other Expenses (1)                              0.59%

      Total Fund Operating Expenses (1)           1.34%


(1) The Adviser has entered into agreements whereby a portion of the commissions earned by a broker-dealer on portfolio transactions placed with such broker-dealer is reimbursed to the Fund by payment of all or a portion of the Fund's expenses, including its custodian fees. With the expense reduction from such arrangements, other expenses would have been 0.48% and total operating expenses would have been 1.23% of the total average net assets.

                               EXAMPLE

                         1 year      3 years    5 years    10 years
                         ------      -------    -------    --------
You would pay the
following expenses
on a $1,000
investment,
assuming (1) 5%
annual return and         $14           $42        $73        $161
(2) redemption at
the end of each
time period:

The purpose of the above information is to help an investor in the Fund to understand the various costs and expenses he will bear directly or indirectly. The example is not a representation of past or future expenses and actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

     The financial statements in the table below for each of the ten years in the period ended December 31, 1996 has been audited by Deloitte & Touche LLP, independent auditors. Such financial statements and the report of Deloitte & Touche LLP thereon are incorporated by reference in the Statement of Additional Information.

     Copies of the Fund's 1996 Annual Report to Shareholders may be obtained, at no charge, by writing or telephoning the Fund at the address or telephone number appearing on the cover page of this Prospectus.


                                                      YEAR ENDED DECEMBER 31
                                            ----------------------------------------------
                                            1996         1995           1994         1993
                                            ------       ------         ------       -----
Net asset value, beginning of period        $13.26       $11.12         $11.96       $11.97
                                            ------       ------         ------        -----
  Income from  investment operations
  ----------------------------------
  Net investment income                       0.20         0.24           0.31         0.33
  Net realized or unrealized gains
   (losses) on investment and options         1.87         2.14          (0.02)        0.48
                                            ------       ------         ------        -----
        Total from investment operations      2.07         2.38           0.29         0.81
                                            ------       ------         ------        -----

  Less distributions
  -------------------
  From net investment income                  0.20         0.24           0.31         0.33
  From net realized gains                     0.75         0.00           0.82         0.49
                                            ------       ------         ------        -----
        Total distributions                   0.95         0.24           1.13         0.82
                                            ------       ------         ------        -----
Net asset value, end of period              $14.38       $13.26         $11.12       $11.96
                                            ------       ------         ------        -----
                                            ------       ------         ------        -----
Total return                                 15.66%       21.52%          2.47%        6.73%
------------                                ------       ------         ------        -----

Ratios/supplemental data
------------------------

Net assets, end of period (000)            $52,484      $42,648        $48,254      $76,948
Ratio of expenses to average net assets       1.34%(1)     1.38%(1)       1.10%        1.07%
Ratio of net investment income to
  average net assets                          1.43%        1.87%          3.45%        2.51%
Portfolio turnover rate                      43.17%       32.37%         48.71%       35.19%
Average commission rate (2)                $0.0446      $0.0442             --           --



(1)Gross of expenses paid indirectly through broker arrangements. With the expense reduction from brokerage arrangements, the ratio of expenses to average net assets would have been 1.23% and 1.22% for the years ended December 31, 1996 and 1995, respectively.

(2)The formula for calculating the average commission rate is total commissions paid divided by total shares purchased and sold. This rate includes commissions paid on option contracts where each contract is 100 shares.

                                                                       YEAR ENDED DECEMBER 31
                                            ------------------------------------------------------------------------
                                            1992         1991           1990         1989        1988         1987
                                            ------       ------         ------       -----       ------      ------
Net asset value, beginning of period         $12.29       $11.92         $13.00        $12.06     $11.38      $13.70
                                             ------       ------         ------        ------     ------      ------
Income from investment operations
---------------------------------
Net investment income                          0.27         0.40           0.46          0.50       0.39        0.38
Net realized or unrealized gains
 (losses) on investments and options           0.48         1.17          (0.27)         1.61       1.35        0.24
                                             ------       ------         ------        ------     ------      ------
    Total from investment operations           0.75         1.57           0.19          2.11       1.74        0.62
                                             ------       ------         ------        ------     ------      ------

Less distributions
------------------
From net investment income                     0.29         0.40           0.48          0.51       0.40        0.46
From net realized gains                        0.78         0.80           0.79          0.66       0.66        2.48
                                             ------       ------         ------        ------      -----      ------
    Total distributions                        1.07         1.20           1.27          1.17       1.06        2.94
                                             ------       ------         ------        ------     ------      ------
Net asset value, end of period               $11.97       $12.29         $11.92        $13.00     $12.06      $11.38
                                             ------       ------         ------        ------     ------      ------
                                             ------       ------         ------        ------     ------      ------

Total return                                   6.17%       13.29%          1.54%       17.74%      15.60%       4.28%
------------                                 ------        -----         ------        -----       -----      ------

Ratios/supplemental data
------------------------
 Net assets, end of period (000)             $91,561    $100,548       $106,220       $106,474  $102,239     $74,840
Ratio of expenses to average net assets         1.02%       1.10           1.11%          1.09%     1.13%       1.17%
Ratio of net investment income to
 average net assets                             2.33%       3.05%          3.68%          3.74%     3.44%       2.68%
Portfolio turnover rate                        81.73%      75.83%         72.20%         61.20%    66.11%      83.53%
Average commission rate (2)                       --          --             --             --        --          --


                         HOW PERFORMANCE IS CALCULATED

     From time to time the Fund may report its "total return" in prospectuses, the Fund's annual reports, shareholder communications, and advertising.

     Total return for a performance period is calculated by assuming a hypothetical initial investment ("p") in the Fund at the beginning of the period. Then, assuming reinvestment of all distributions into new Fund shares, a redeemable value at the end of the performance period ("ERV") is calculated based on actual Fund performance. The percentage change between the ending value and initial investment is the "cumulated total return". The "average annual total compound return" (growth rate) expresses the total return as an annual rate, which, if compounded annually over the period ("n" is the number of years), would increase or decrease the initial investment to the ending value. (Formula for calculating average annual total compound return: (ERV/p)1/n -1)). See the "Glossary" for further discussion and examples of total return and fluctuations in total return.

                                 THE FUND

     The Fund is a California corporation incorporated in 1977 and registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open end, diversified, management investment company. The Fund offers for sale its common stock, no par value, on a no-load basis, which means that such shares may be purchased directly from and redeemed by the Fund at net asset value without any sales or redemption charge (See "Purchase of Fund Shares" for minimum investment limitations).

                      INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to obtain a greater long-term total return and smaller fluctuations in quarterly total return from a diversified, hedged common stock portfolio than would be realized from the same portfolio unhedged. This investment objective may not be changed without shareholder approval in accordance with applicable requirements of the Investment Company Act of 1940.

     The Fund seeks to achieve its investment objective by investing primarily in dividend paying common stocks on which options are traded on national securities exchanges and in securities convertible into common stocks, by selling covered call options and secured put options and by entering into closing purchase transactions with respect to certain of such options. The Fund may also hedge its portfolio securities by purchasing put and call options on its portfolio securities, purchasing put and selling call options on the same securities, and engaging in transactions in stock index and interest rate futures, stock index options, and options on stock index and interest rate futures. The Fund's strategy is to create a well diversified and significantly hedged portfolio using combined stock and option and fixed income and option positions. Typically, the Fund remains diversified across all industries represented in the Standard & Poor's 500 Index with similar industry weightings.

Total return will be obtained from the following sources:

  (1)    premiums from expired options.
  (2) net profits, if any, from closing purchase or closing sale transactions.
  (3)    dividends received on the securities in the Fund's portfolio.
  (4)    net realized capital gains, if any.
  (5)    net changes in unrealized capital appreciation, if any.
  (6) interest income from money market instruments, U.S. Government Securities, convertible securities, and short sales.

     In seeking a greater long-term total return, the Fund will equally emphasize current return and long-term capital gains. (See "Dividends, Distributions and Taxes--Tax Considerations in Portfolio Transactions"). Since opportunities to realize net gains from covered option writing programs and yields on stocks, money market instruments, U.S. Government securities, convertible debt securities, and short sales vary from time to time because of general economic and market conditions and many other factors, it is anticipated that the Fund's total return will fluctuate and therefore there can be no assurance that the Fund will be able to achieve its investment objective.

     Except as described below, at least 80% of the Fund's total assets (taken at current value), excluding cash, cash equivalents and U.S. Government securities, will be invested in dividend paying common stocks which have been approved by one or more exchanges as underlying securities for listed call or put options, or securities which are convertible into such common stocks without the payment of further consideration. The Fund may invest its cash reserves in securities of the U.S. Government and its agencies or the following cash equivalents: deposits in domestic banks, bankers' acceptances, certificates of deposit, commercial paper, or securities of registered investment companies. Commercial paper investments will be limited to investment grade issues, rated A-1 or A-2 by Standard & Poor's Corporation, or Prime 1 or Prime 2 by Moody's Investors Service, Inc. Investments in registered investment companies are limited by certain additional restrictions (see "Investments in Securities of Other Investment Companies".) The Fund may also enter into short-term repurchase agreements with respect to the foregoing securities, the sellers of which, usually banks, agree to repurchase the securities subject to the agreement at the Fund's cost plus interest within a specified time, usually, one day.

     In periods of unusual market conditions and for defensive purposes the Fund may retain all or part of its assets in cash or cash reserves of the type described above.

COVERED OPTION WRITING. Covered call options and secured put options will be written on the Fund's portfolio in order (i) to achieve, through the receipt of premiums, a higher long-term total return then would be received from the same portfolio unhedged and (ii) to reduce the fluctuation in this total return. The writing of such options tends to reduce fluctuations in total return because, in any short period of time, the gains or losses on the sale of options will tend to offset the losses or gains, respectively, on the underlying securities. Covered option writing involves risks -- see "Risks of Option Writing" below.

     COVERED CALL OPTIONS. A call option gives the purchaser of the option the right to buy, and the writer has the obligation to sell, the underlying securities at the exercise price during the option period. The Fund, as the writer of the option, receives the premium from the purchaser of the call option. The writer, during the time he is obligated under the option, may be assigned an exercise notice by the broker-dealer through whom the call was sold, requiring him to deliver the underlying security against payment of the exercise price. The obligation is terminated only upon expiration of the option or at such earlier time as the writer effects a closing purchase transaction. Once a writer has been assigned an exercise notice, he will thereafter be unable to effect a closing purchase transaction in that option.
 So long as the Fund is obligated as the writer of a call option, it will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund, or (iii) hold on a security-for-security basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or, if greater than the exercise price of the call written the difference will be maintained in U.S. Government securities in a segregated account with the Custodian or broker).

     To secure this obligation to deliver the underlying security, a covered call option writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Clearing Corporation and the exchange on which the covered call option is traded. To fulfill this obligation, at the time an option is written, the Fund, in compliance with its custodian agreement, directs the custodian of its investment securities, or a securities depository acting for the custodian, to act as the Fund's escrow agent by issuing an escrow receipt to the Clearing Corporation respecting the option's underlying securities. The Clearing Corporation will release the securities from this escrow either upon the exercise of the option, its expiration without being exercised or when the Fund enters into a closing purchase transaction. Until such release the Fund cannot sell the underlying securities.

     So long as his obligation as a writer continues, the covered call option writer gives up the opportunity to profit from a price increase in the underlying security above the sum of the exercise price plus the premium received in exchange for increasing his return if the underlying security does not advance to or beyond the sum of the exercise price plus the premium. Thus, in some periods the Fund will receive less total return and in other periods greater total return from its call options than it would have received from its underlying securities unoptioned. The Fund expects to increase its long-term total return by writing options which, in its opinion, have sufficiently attractive premiums to produce greater total return over the long-term.

     SECURED PUT OPTIONS. The purchaser of a secured put option has the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price during the option period. As a secured put writer, the Fund will invest an amount equal to not less than the exercise price of the put option in money market instruments, or it will hold on a security-for-security basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written (or, if less than the exercise price of the put written, the difference will be maintained in U.S. Government securities in a segregated account with the Custodian or broker). These assets are then escrowed in a manner similar to that applicable to securities underlying covered call options. Thereafter, should the option be exercised, the Fund will have a money market investment available equal to the exercise price of the option to honor its obligation as a writer. The obligation of a secured put option writer is terminated either upon the exercise of the option, its expiration without being exercised, or by effecting a closing purchase transaction.

     The risk characteristics and potential rewards of writing a secured put option are essentially similar to those of covered call option writing. The writer's gain on a put option is limited to interest earned on its money market investment plus the premium received, while the risk is not less than the exercise price of the option less the current market price of the underlying stock when the put is exercised, offset by the premium received and interest earned. The Fund will only write secured put options in circumstances where it has made an investment decision that it desires to acquire the security underlying the option at the exercise price specified in the option.

     The Fund may engage in spreads in which it is both the purchaser and the covered writer of the same type of option (puts or calls) on the same underlying security with the options having different exercise prices and/or expiration dates.

     The Fund will write options from time to time on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund's objective. The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position. Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

     The premium the Fund receives for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. Options written by the Fund will normally have expiration dates between one and nine months from the date written. From time to time, for tax and other reasons, the Fund may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio. Since the time required to obtain physical delivery of underlying common stocks upon conversion or exchange of convertible or exchangeable securities with respect to which the Fund has written options may exceed the time within which it must make delivery in accordance with an exercise notice of a call option assigned to it, the Fund may purchase or borrow the underlying common stocks to make delivery. By so doing, the Fund will not bear any market risk, since it will have the absolute right to receive from the issuer of the underlying common stock an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expense in connection with any such purchase or borrowing.

RISKS OF OPTION WRITING. In return for the premium received, a covered call writer during the term of the option is subject to the risk of losing the potential for capital appreciation above the exercise price of the underlying security. Likewise, a secured put writer retains the risk of loss should the value of the underlying security decline below the exercise price, less the premium received and interest earned. In both cases the writer has no control over the time when he has to fulfill his obligation as a writer of the option. Once an option writer has received an exercise notice he cannot effect a closing purchase transaction.

     If a call expires unexercised, the covered writer realizes a gain in the amount of the premium received, although there may have been a decline (unrealized loss) in the market value of the underlying security during the option period which may exceed such gain. If the covered writer has to sell the underlying security because of the exercise of a call option, the writer will realize a gain or loss from the sale of the underlying security with the proceeds being increased by the amount of the premium. If a put expires unexercised, the secured put writer realizes income from the amount of the premium plus the interest income on the money market investment. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs a loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this may be offset in whole or in part by the premium received and any interest income earned on the money market investment.

HEDGING TRANSACTIONS. To hedge its portfolio, the Fund may enter into securities transactions intended to reduce investment risk by taking an investment position which will move in the opposite direction from the position being hedged. To the extent the hedge works as intended, a loss or gain on one position will tend to be offset by a gain or loss on the other. Any losses incurred in and the costs of hedging transactions will reduce the Fund's return. Hedging transactions involve risks - see "Risk Factors in Hedging Transactions" below. The Fund's hedging strategies are fundamental policies which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. (See "Investment Restrictions and Other Investment Policies" in the Statement of Additional Information.) See the Appendix for a more complete description of the instruments discussed below and see the Statement of Additional Information for more discussion of the various options, futures contracts and portfolio hedging strategies that may be used by the Fund.

     The extent to which the Fund may engage in the hedging techniques and strategies described below, including spread transactions, covered call options and "forward conversion" transactions, may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company. See "Option Accounting Principles" and "Tax Status" in the Statement of Additional Information.

     PURCHASING PUT AND CALL OPTIONS ON PORTFOLIO SECURITIES. The Fund may purchase put options in connection with its hedging activities and will generally do so at or about the same time it purchases the underlying security. By buying a put, the Fund has a right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

     The Fund may purchase call options on securities which it intends to purchase in order to limit the risk of a substantial increase in the market price of such security. The Fund may also purchase call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

     PUT AND CALL OPTIONS ON THE SAME SECURITIES. The Fund may buy puts and sell calls on the same portfolio security in "forward conversion" transactions. In a forward conversion, the Fund will purchase a security and write call options and purchase put options on the security. By purchasing puts, the Fund protects the underlying security from depreciation in value. The Fund will not exercise a put it has purchased while a call option on the same security is outstanding. By selling calls on the same security, the Fund receives premiums which may offset part or all of the cost of purchasing the puts while foregoing the opportunity for appreciation in the value of the underlying security. The use of options in connection with forward conversions is intended to hedge against fluctuations in the market value of the underlying security. Although it is generally intended in forward conversion transactions that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, the Fund's return may depend in part on movements in the price of the underlying security because of the different exercise prices of the call and put options. Such price movements may also affect the total return if the conversion is terminated prior to the expiration date of the options. In such event, the Fund's return may be greater or less than it would otherwise have been if it had hedged the security only by purchasing put options.

OTHER HEDGING TOOLS. The Fund may engage in the following hedging transactions which are described more fully in the Appendix: Stock index futures and related options, stock index options, and financial futures and related options.

     STOCK INDEX FUTURES. The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to purchase. As such purchases are made, an equivalent amount of stock index futures contracts will be terminated by offsetting sales. In most of these transactions, the Fund will purchase such securities upon termination of the long futures position whether the long position results from the purchase of a stock index futures contract or the purchase of a call option on a stock index futures contract, but under unusual market conditions, a long futures position may be terminated without the corresponding purchase of equity securities.

     FINANCIAL FUTURES. The Fund may purchase and sell financial futures on U.S. Government securities, including GNMA certificates (see the Appendix), in order to hedge its U.S. Government securities and those portfolios securities which may be sensitive to changes in interest rates. Such hedging is similar to the Fund's hedging its equity securities through the use of stock index futures.

     STOCK INDEX OPTIONS. The Fund may purchase and sell exchange listed call and put options on stock indexes to hedge against risks of market-wide price movements. The need to hedge against such risks will depend on the extent of diversification of the Fund's common stock and the sensitivity of its stock investments to factors influencing the stock market as a whole. Purchasing a put or selling a call option on a stock index is analogous to the sale of a stock index futures contract. Purchasing a call or selling a put option on a stock index is analogous to the purchase of a stock index futures contract.

     OPTIONS ON STOCK INDEX FUTURES. The Fund may purchase and sell exchange listed call and put options on stock index futures to hedge against risks of market-wide price movements. The need to hedge against such risks will depend on the extent of diversification of the Fund's common stock and the sensitivity of its stock investments to factors influencing the stock market as a whole. Purchasing a put or selling a call option on a stock index futures contract is analogous to the sale of a stock index futures contract. Purchasing a call or selling a put option on a stock index futures contract is analogous to the purchase of a stock index futures contract.

     OPTIONS ON FINANCIAL FUTURES. The Fund may purchase and sell exchange listed call and put options on financial futures to hedge against risks of interest rate movements. The need to hedge against such risks will depend on the extent of diversification of the Fund's common stock and the sensitivity of its stock investments to interest rates. Purchasing a put or selling a call option on a financial future is analogous to the sale of a stock index futures contract. Purchasing a call or selling a put option on a financial future is analogous to the purchase of a stock index future.

     LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities which it intends to purchase. The Fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by futures contracts or related options. In addition, the Fund may not purchase or sell futures contracts or purchase or sell related options if, immediately thereafter, the sum of the amount of margin deposits on its existing futures and related options positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. In instances involving the purchase of futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be deposited in a segregated account with the Custodian or broker to collateralize such long positions and thereby insure that the use of such futures contracts or related options is unleveraged.

     The Fund's sale of futures contracts and purchase of put options on futures contracts will be solely to protect its investments against declines in value. The Fund expects that in the normal course it will purchase securities upon termination of long futures contracts and long call options on futures contracts most of the time, but under unusual market conditions it may terminate any of such positions without a corresponding purchase of securities.

RISK FACTORS IN HEDGING TRANSACTIONS. The Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indexes, stock index futures, financial futures and related options depends on the degree to which price movements in the underlying index or underlying debt securities correlate with price movements in the relevant portion of the Fund's securities. Inasmuch as such securities will not duplicate the components of any index or such underlying debt securities, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

     In addition, there is the risk that the anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as speculators in the futures market. However, the risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

     Positions in stock index options, stock index futures and financial futures and related options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option or futures contract or related option at any specific time. Thus, it may not be possible to close such an option or futures position. The inability to close options on futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures and does not intend to take delivery of the instruments underlying financial futures contracts it holds.

     The Commodities Futures Trading Commission and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts which any person may trade on a particular trading day. An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.
Management does not believe that these trading and positions limits will have adverse impact on the Fund's strategies for hedging its securities.

OTHER INVESTMENT TECHNIQUES. The Fund may also engage in the following transactions: lending of securities; short sales against the box; synthetic put options; investment in securities of other investment companies; and repurchase agreements.

     LENDING OF SECURITIES. The Fund may lend those securities not subject to written options or held in a segregated account with its Custodian to broker-dealers pursuant to agreements requiring that the loans be continuously secured by cash, or securities of the U.S. Government or its agencies, or any combination of cash and such securities, as collateral equal to at least the market value at all times of the securities lent. (See "Investment Restrictions and Other Investment Policies" in the Statement of Additional Information.) Such loans will not be made if as a result the aggregate of all outstanding securities loans will exceed 30% of the value of the Fund's total assets taken at current value. The Fund will continue to receive interest on the securities lent and simultaneously earn interest on the investment of the cash collateral in U.S. Government securities. However, the Fund will normally pay lending fees to such broker-dealers from the interest earned on invested collateral. Such loans will comply with applicable regulatory requirements. There may be risks of delay in receiving additional collateral, or risks of delay in recovery should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by management to be of good standing, and when in the judgment of management the consideration which can be earned currently from such securities loans justifies the attendant risk.

     SHORT SALES AGAINST THE BOX AND SYNTHETIC PUT OPTIONS. The Fund may make short sales of common stocks, provided that at all times that a short position is open the Fund owns at least an equal amount of preferred stocks or debt securities convertible or exchangeable into an equal number of shares of the common stocks sold short (known as short sales "against the box") without payment of further consideration (except upon exercise of covered call options on such securities with a strike price no higher than the price at which the securities were sold short or, if higher, if the difference between the strike price and the price at which the securities were sold short is maintained in U.S. Government securities in a segregated account with the Fund's custodian or a broker). A short sale of securities which is hedged by a corresponding long position in a call option on the same security is known as a "synthetic put" position because it has the same investment characteristics as owning a protective put option on the same underlying security.

     Management intends to make short sales "against the box" for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of such sale and/or to defer realization of gain or loss for Federal income tax purposes. The proceeds of such a sale are held by the broker until the settlement date when the Fund delivers the convertible security to close out its short position. Although prior to such delivery the Fund will have to pay an amount equal to any dividends paid on the common stocks sold short, the Fund will receive the dividends from the preferred stocks or interest from the securities convertible into the stocks sold short, plus a portion of the interest earned from the proceeds of the short sale. The Fund will not make short sales of any optioned securities. The Fund will segregate in a special account with its Custodian or broker convertible preferred stocks or convertible debt securities in connection with such short sales "against the box". The extent to which the Fund may make such short sales may be limited by the Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. (See "Option Accounting Principles" and "Tax Status" in the Statement of Additional Information.)

     Synthetic put positions are sometimes advantageous for the Fund to enter instead of purchasing an actual put option. For example, the Fund may engage in spreads in which it is both the purchaser and the covered writer of the same type of option (puts or calls) on the same underlying security with the options having different exercise prices and/or expiration dates. When the Fund enters into such a spread involving two put options, it is sometimes advantageous to enter a synthetic put position instead of purchasing the put option which is the long side of the spread. This can occur because there is smaller investor interest in the put options as compared to the corresponding calls and consequently the put options are offered for sale at a higher price than the price that could be obtained by entering the synthetic put position.

     INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES. Investments in the securities of other investment companies are intended to (i) provide an investment vehicle for the Fund's cash reserves that the Fund does not want to commit to riskier investments, (ii) facilitate investment strategies in which high-grade collateral is required, or (iii) facilitate investment strategies by acquiring investments in portfolios of securities more diversified or with specialized characteristics that could not be efficiently acquired directly. Accordingly, the Fund may invest up to 35% of its total assets in such securities. However, the Fund is restricted to purchasing securities only to the extent that is permitted under the Investment Company Act of 1940. The 1940 Act generally permits the Fund to purchase or otherwise acquire securities issued by another investment company so long as, immediately after such acquisition, the Fund and all affiliated persons of the Fund do not own in the aggregate more than 3% of the total outstanding voting stock of the acquired investment company. The 1940 Act also permits the purchase of securities of other investment companies in connection with a merger, reorganization, consolidation or similar transaction.

     Such transactions may in some cases raise the Fund's transaction costs relative to a direct investment in the same securities, but in some cases the Fund may benefit from being able to acquire a diversified investment in one purchase that could not be made economically in a direct fashion. As other investment companies pay management fees to their investment advisers, shareholders will bear a proportionate share of such fees as well as the management fees paid by the Fund. In addition, the 1940 Act provides that no investment company in which the Fund invests is obligated to redeem shares of such company owned by the Fund in an amount exceeding 1% of the company's outstanding shares during any period of less than thirty days.

     REPURCHASE AGREEMENTS. The Fund may purchase U.S. Government securities and concurrently enter into so-called "repurchase agreements" with the seller, which will agree to repurchase such securities at the Fund's cost plus interest within a specified time (normally one day). While repurchase agreements involve certain risks not associated with direct investments in U.S. Government securities, the Fund will follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized banks and certain reputable broker-dealers. In addition, the Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a seller, the Fund will seek to liquidate such collateral. However, to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. No more than 10% of the total market value of Fund assets at the time of purchase will be invested in repurchase agreements which have a maturity longer than 7 days.

PORTFOLIO TURNOVER. The Fund will not attempt to achieve, nor will it be limited to, a predetermined rate of portfolio turnover. Turnover rate is the lesser of purchases or sales of portfolio securities for a year (excluding all securities and options with maturities of one year or less) divided by the monthly average of the market value of such securities. The anticipated turnover rate is not expected to be higher than 100%; however, a higher turnover rate may occur if the Fund writes a substantial number of options which are exercised. For the years ended December 31, 1996 and 1995, the Fund's portfolio turnover rates were 43.17% and 32.37%, respectively.
Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs. The Fund will pay brokerage commissions on its securities transactions and in connection with the purchase and sale of options as well as for selling a security on exercise of a call option and buying a security on exercise of a put option.

FURTHER INFORMATION. The Fund's investment objective and policies are subject to certain restrictions, including limitations on borrowing, short sales of securities and investments in real estate companies or securities secured by real estate, which restrictions may not be changed without approval of the holders of a majority of the Fund's outstanding shares. In addition, certain factors may restrict the ability of the Fund to write options. These restrictions and factors are described in the Statement of Additional Information.

                          MANAGEMENT OF THE FUND

     The officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors.

     INVESTMENT ADVISER. Analytic-TSA Global Asset Management, Inc. (the "Adviser"), 700 South Flower Street, Suite 2400, Los Angeles, California 90017, is the investment adviser of the Fund. The Adviser is a wholly owned subsidiary of United Asset Management Corporation, a holding company described under "Management of the Fund" in the Statement of Additional Information.


     The Adviser was founded in 1970 as Analytic Investment Management, Inc. one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long term investors. It is one of the oldest and largest independent investment management firms in this specialized area. In January 1996, the Adviser acquired and merged with TSA Capital Management which emphasizes U.S. and global tactical asset allocation, currency management, quantitative equity and fixed income management, as well as option yield curve strategies. The Adviser serves, among others, pension and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks, and insurance companies, for which it manages in excess of $1,000,000,000. It is also the investment adviser of The Analytic Series Fund, a registered investment company which commenced operations in late 1992.

     Pursuant to an Investment Management Agreement with the Fund, the Adviser, subject to the control and direction of the Fund's Officers and Board of Directors, manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, and administers the operations of the Fund. Dennis M. Bein, Harindra de Silva and Charles L. Dobson are the portfolio managers for the Fund. Mr. Bein has been a member of the portfolio manager and research team for the Adviser since August 1995. He concurrently serves as a senior associate for Analysis Group, Inc. Dr. de Silva is the President of the Fund and serves as a managing director of the Adviser, which he joined in May 1995. He concurrently serves as a principal of Analysis Group, which he joined in March 1986. Mr. Dobson is Executive Vice President and Secretary of the Fund and The Analytic Series Fund and has been a portfolio manager of the Adviser since 1978. They are subject to the supervision of the Adviser's investment management committee.

     MANAGEMENT AND SERVICE FEES. As compensation for furnishing investment advisory, management, and other services, and costs and expenses assumed, pursuant to the Investment Management Agreement the Fund pays the Adviser an annual fee equal to 0.75% of the first $100,000,000 of average daily net assets, 0.65% of the next $100,000,000 of average daily net assets, and 0.55% of average daily net assets in excess of $200,000,000.

     The Adviser also acts as the Fund's transfer agent, dividend disbursing agent, and shareholder relations servicing agent for which the Fund pays a fee based on the number of accounts and net assets. The Fund also pays the Adviser a fee based on its net assets to calculate its daily share price and maintain its general accounting records.

     EXPENSES. In addition to the management and service fees, the Fund pays all other costs and expenses of its operations including, among other things, legal and audit fees, unaffiliated Directors' fees and expenses, registration fees, custodian fees, and expenses of printing and mailing of proxies, prospectuses, statements of additional information and reports to shareholders. During 1996, the Fund's ratio of operating expenses (net of expenses paid indirectly through broker-dealers) to average net assets was 1.23%.

     BROKERAGE. Under the terms of the Investment Advisory Agreement, the Adviser is authorized to employ broker-dealers to execute orders for the purchase and sale of portfolio securities, including options and futures, who in its best judgment can provide "best execution" (prompt and reliable execution at reasonably competitive price). In determining the abilities of the broker-dealer to provide best execution of a particular portfolio transaction, the Adviser considers all relevant factors including the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate each transaction by participation therein for its own account; the importance to the Fund of speed, efficiency, or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; the quality and continuity of service rendered by the broker-dealer with regard to the Fund's other transactions; and any other factors relevant to the selection of a broker-dealer for particular and related portfolio transactions of the Fund. Subject to the foregoing obligation to seek best execution, the Adviser may consider as factors in the allocation of portfolio transactions to a broker-dealer the broker-dealer's sale of Fund shares, agreement to pay operating expenses of the Fund, or the provision of research services to the Adviser.

     Money market securities are traded primarily in the over-the-counter market. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes. The cost of executing portfolio transactions will primarily consist of dealer spreads and underwriting commissions.

     The Fund has entered into agreements whereby a portion of the commissions earned by a broker-dealer on portfolio transactions placed with such broker-dealer is reimbursed to the Fund by payment of Fund expenses. Such payments aggregated $53,203 for the Fund's 1996 fiscal year.

     NET ASSET VALUE. The net asset value of the Fund is computed once daily at 4:30 P.M. Eastern Time after the close of trading of the New York Stock Exchange and the various option exchanges, or such other time as is determined by or under the direction of the Board of Directors, on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of the Fund might be materially affected by changes in the value of portfolio securities. The net asset value per share is calculated by taking the total value of the Fund's assets, deducting total liabilities and dividing the results by the number of shares outstanding. Securities traded on the New York Stock Exchange are valued at their price at the close of regular trading on the New York Stock Exchange. Options traded on one or more exchanges are valued at their closing prices on whatever exchange the last sale occurred. All other portfolio securities which are traded on a national securities exchange are valued at their last sale. In all cases, when there is no last sale on that day or if the last sale is unrepresentative, the value is taken to be the mean between the last current bid and asked prices. All other securities not so traded are valued at the mean between the last current bid and asked prices if market quotations are available. Other securities and assets are valued at fair value in accordance with methods determined in good faith by or under the direction of the Fund's Board of Directors.

     Money market securities are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. Securities with a remaining maturity of 60 days or less are valued on an amortized basis. This involves valuing a portfolio security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security.

                           HOW TO PURCHASE SHARES

     Shares of the Fund are purchased directly from the Fund with no sales charge or commission at net asset value next computed after an order and payment are received by the Fund. Any order received after 1:00 P.M. Pacific Time will be processed at the next day's closing net asset value. Broker-dealers who place orders for the purchase of Fund shares on behalf of their customers may charge the customer for that service. There is no minimum on initial or subsequent purchases of Fund shares by tax deferred retirement plans (including IRA, SEP-IRA and profit sharing and money purchase plans) or Uniform Gifts to Minors Act accounts. For other investors the minimum is $5,000 for an initial purchase and there is no minimum for subsequent purchases.

     The Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares.

     PURCHASE BY MAIL. The simplest way to make initial and subsequent purchases of Fund shares is to mail to the Fund a completed and signed application to purchase shares with a check payable to the Fund. Overnight mail service is suggested. Shares will be purchased at the next determined net asset value per share after an order and payment are received by the Fund.

     PURCHASE BY WIRE. Initial and subsequent purchases may be made by wiring Federal Funds addressed:

     The Union Bank of California, N.A.
     ABA #122000496
     For San Francisco Trust Account #001-094166
     Analytic Optioned Equity Fund #2110-5992 for account of (your name)

     Before wiring funds you must telephone Shareholder Services at (800) 374-2633 with the bank name, date and amount being wired to insure proper investment. FOR INITIAL PURCHASES ONLY: No purchases will be processed until a completed and signed application is received.

     PURCHASE BY EXCHANGE. You may open an account or purchase additional shares by making an exchange from an existing account in The Analytic Series Fund. You may not open an account by exchange unless you have completed an account application. For further information concerning exchanges, see "Exchanging Shares" discussed below.

     All shares (including reinvested dividends and capital gain distributions) are issued or redeemed in full and fractional shares rounded to the third decimal place, at net asset value, with no fees or charges. No share certificates will be issued except for investors whose regulators require them to hold certificates. Instead, an account will be established for each shareholder and all shares purchased will be held in book entry form by the Fund. Any transaction respecting an account, including reinvestment of dividends and distributions, will be confirmed in writing to the shareholder showing the details of the transaction. (See "Shareholder Accounts.")

                            HOW TO REDEEM SHARES

     TELEPHONE REDEMPTION PRIVILEGE: Provided the shareholder has previously established the telephone redemption privilege (by completing the telephone redemption portion of his application to purchase shares or by subsequent written instructions with signature(s) guaranteed) a shareholder may redeem all or part of his shares by calling the Fund. No request for redemption will be accepted by telephone or wire except where redemption proceeds are to be remitted to a predesignated bank account. The redemption proceeds will be wired to the bank designated in the instructions. Any changes to the telephone redemption instructions must be in writing with signature(s) guaranteed. Telephone redemption privileges are not permitted for Analytic prototype retirement plans.

     The Fund's transfer agent will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine and, if it does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the transfer agent include requiring the following information at the time of the telephone call:

     1. Account number;
     2. Registration of account; and
     3. Social Security Number or Tax I.D.

     NOTE: Neither the Fund nor the transfer agent is responsible for unauthorized telephone redemptions by a person reasonably believed to be a shareholder unless the transfer agent has received written notice canceling the telephone redemption authorization. The Fund may change or discontinue the telephone redemption privilege without notice. For your protection, the Fund and its agents reserve the right to record all calls.

     The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Telephone redemptions may be difficult to implement during periods of drastic economic or market changes, which may result in an unusually high volume of telephone calls. If a shareholder is unable to reach the Fund by telephone, shares may be redeemed in writing as described below.

     REDEMPTIONS BY WRITTEN INSTRUCTIONS: A shareholder may also redeem all or part of his shares by written request to the Fund. The written request must be endorsed by the registered owner(s) exactly as the account is registered, including any special capacity of the registered owner(s). Where the owner or owners have not arranged with the Fund for redemption proceeds to be remitted to a predesignated bank account, the Fund requires that the signature(s) be guaranteed. Fiduciaries, corporations and other entities may also be required to furnish supporting documents.

     REDEEMING BY EXCHANGE: Shares may be redeemed by making an exchange into any portfolio of The Analytic Series Fund. For more information, see "How to Exchange Shares" discussed below.

     SIGNATURE GUARANTEES. To protect the shareholder's account and the Fund from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the party who has authorized the redemption. A guarantor must be a commercial bank or trust company which is a member of the Federal Deposit Insurance Corporation, a member firm of a national securities exchange or another eligible guarantor institution. Notaries public are not acceptable guarantors. Signature guarantees are required for:

  1. any redemption request for an account where the owner(s) have not arranged with the Fund for redemption proceeds to be remitted to a predesignated bank account;

  2. transfers or exchanges between accounts which are not identically registered;

  3. the addition of or change in the wiring instructions for the financial institution designated to receive redemption proceeds directly into a shareholder's account; and

  4. procedures involving disputed or deceased shareholder accounts.

     GENERAL. Shares are redeemed without charge at the net asset value next computed after instructions and required documents are received in proper form. Any instructions received after 1:00 P.M. Pacific Time will be processed at the next day's closing net asset value. Payment will be made as promptly as possible but in no event later than 3 business days from the day the redemption request is received. Any letter of instruction must be signed exactly as the account is registered, including any special capacity of the registered owner. Under the Interest and Dividend Tax Compliance Act of 1983, the Fund may be required to withhold at a rate of 31% from dividends and capital gain distributions to shareholders and upon payment of redemptions to shareholders, if they have not complied with the provisions of the Act relating to the furnishing of taxpayer identification numbers and reporting of dividends.

     A request for a distribution from an IRA, SEP-IRA or other tax deferred retirement account for which the Fund acts as sponsor may be delayed until the Fund has ascertained the withholding requirements applicable to the distribution. Investors may send withholding instructions to the Fund on Internal Revenue Service ("IRS") Form W-4P along with the distribution request. The form is available from the IRS or by calling the Fund. If an investor does not want tax withholding from distributions, the investor may state in the distribution request (instead of using Form W-4P) that no withholding is desired and that the investor understands that there may be a liability for income tax on the distribution, including penalties for failure to pay estimated taxes.

     In the event that the Fund is requested to redeem shares for which it has not received good payment (e.g., cash or cashier's check on a U.S. bank), it may delay the mailing of a redemption check until such time as it has determined that good payment has been collected for the purchase of such shares. In addition, the Fund reserves the right to defer honoring redemption requests where the shares to be redeemed have been purchased by check within 15 days prior to the date the redemption request is received unless the Fund has been advised that the check used for investment has been cleared for payment by the shareholder's bank. With the exception of retirement plan accounts, the Fund may close out any investor's account whenever, due to redemptions, the value of the account falls below the minimum account balance of $1,000 and the investor fails to purchase sufficient shares to bring the value of the account up to $1,000 or more within 90 days after written notice to do so is sent by the Fund. Thus, for example, an investor who opens an account with an initial investment of $5,000, does not add to it, and then redeems a portion of it, may be asked to increase his balance to $1,000 or have it involuntarily redeemed.

                             HOW TO EXCHANGE SHARES

     Should your investment goals change, you may exchange your shares for shares of any portfolio in The Analytic Series Fund. Exchanges are processed at the net asset value per share next computed after receipt of instructions in proper form.

     EXCHANGING SHARES BY TELEPHONE: Provided that Telephone Exchange Privileges have been established (by completing the "Telephone Exchange Privileges" portion of the Account Registration or by subsequent written instructions with signature(s) guaranteed), a shareholder may exchange all or part of his shares by calling Shareholder Services at (800) 374-2633.

     The Fund's transfer agent will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine and, if it does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the transfer agent include requiring the following information at the time of the telephone call:

     1. Account number;
     2. Registration of account; and
     3. Social Security Number or Tax I.D.

     NOTE: Neither the Fund nor the transfer agent is responsible for unauthorized telephone exchanges by a person reasonably believed to be a shareholder unless the transfer agent has received written notice canceling the telephone exchange authorization. The Fund may change or discontinue the telephone exchange privilege without notice. For your protection, the Fund and its agents reserve the right to record all calls.

     The Fund reserves the right to refuse a telephone exchange if it believes it is advisable to do so. Telephone exchanges may be difficult to implement during periods of drastic economic or market changes, which may result in an unusually high volume of telephone calls. If a shareholder is unable to reach Shareholder Services by telephone, shares may be exchanged in writing as described below.

     A shareholder may exchange all or part of his shares by written request to Shareholder Services. The written request must be endorsed by the owner(s) exactly as the account is registered, including any special capacity of the registered owner(s). The Fund requires that the signature(s) be guaranteed.

     IMPORTANT EXCHANGE INFORMATION. Before you make an exchange you should consider the following:

  1. Please read the prospectus of The Analytic Series Fund before making an exchange.
  2. An exchange is treated as a redemption and a purchase and any gain or loss on the transaction is taxable.
  3. Recently purchased shares may not be exchanged until payment for the purchase has been collected. The Fund reserves the right to defer honoring exchange requests where shares to be exchanged have been purchased by check within 15 days prior to the date of the exchange request, unless the Fund has been advised that such check has been cleared for payment by the shareholder's bank.
  4. Exchanges are accepted only if the registrations of the accounts are identical.
  5. The redemption and purchase price of shares redeemed by exchange is the net asset value per share of the respective funds next computed after the Fund receives instructions in proper form.
  6. No exchange can be made unless the shares to be purchased have been registered in the state of the purchaser.

     EXCHANGE PRIVILEGE LIMITATIONS. The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term market movements. Accordingly, in order to prevent excessive use of the Exchange Privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund may establish a policy of limiting excessive exchange activity.

                           SHAREHOLDER ACCOUNTS

     When an investor makes his initial purchase of shares an account will be opened for him on the books of the Fund, and he will receive a confirmation of the opening of his account. Thereafter, whenever a transaction takes place in the account, such as a purchase, redemption, transfer, change of address, reinvestment of income or capital gain distributions, or withdrawal of share certificates, a confirmation will be sent to the shareholder giving complete details of that transaction. In addition, shareholders will receive quarterly statements giving complete details of all transactions during the quarter.

     A shareholder may make additional investments in his account by sending a check, money order or wire funds made payable to the Fund. Income distributions (including dividends and distributions of net short-term capital gains) and net long-term capital gains distributions, if any, will be reinvested in full and fractional shares rounded to the third decimal place, at the net asset value per share determined on the payment date.
Shareholders wishing to receive fixed payments on a monthly or quarterly basis in amounts of $100 or more may do so by writing to the Fund or noting the appropriate box on the application form. (See "Withdrawal Plan".)

                          TAX SHELTERED RETIREMENT PLANS

     Shares of the Fund may be purchased in connection with certain prototype tax sheltered retirement plans, (IRA, SEP-IRA and profit sharing and money-purchase plans) for corporations, partnerships and self-employed individuals to benefit themselves and their employees. Investors with existing plans who wish to invest their plan assets in the Fund without adopting a prototype may do so by completing the Application to Purchase Shares which accompanies this Prospectus.

     The Adviser, at no cost to the Fund or any of the Fund's shareholders, pays all fees for prototype retirement plans offered by the Fund (including IRA accounts) for the life of the plan's account with the Fund. These fees can be substantial and include all trustee and custodian, set-up, activity, and annual maintenance fees. Complete information and simplified forms to establish new accounts, or to transfer assets from existing accounts, are available on request.

                                WITHDRAWAL PLAN

     Any shareholder may establish a withdrawal plan under which he receives a monthly or quarterly check in a predetermined amount of not less than $100. All income dividends and any realized gain distributions attributable to the account will be reinvested at net asset value on the payment dates, as with other shareholder accounts, and shares of the Fund as specified on the Application will be redeemed from the account in order to make the required withdrawal payments. The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them or terminate them by notifying the Fund in writing. There is no charge for this service; however, the Fund reserves the right to amend or discontinue such plans on thirty days' notice.

     Withdrawal payments should not be considered dividends, yield, or income on an investment, since portions of each payment may consist of a return of capital. Depending upon the size and frequency of payments and fluctuations in value of the Fund's shares redeemed, redemptions for the purpose of making withdrawal plan disbursements may reduce or even exhaust a shareholder account.

                          DIVIDENDS, DISTRIBUTIONS AND TAXES

     TAX STATUS OF THE FUND. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. As a regulated investment company, it will not be liable for federal income taxes on amounts paid by it as dividends and distributions. The Fund did so qualify during its last fiscal year, and intends to qualify in current and future years. However, the Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. For example, if the Fund derives 30% or more of its gross income from the sale or other disposition of securities held for less than 3 months, it may fail to qualify (see, also, "Tax Information and Option Accounting Principles" in the Statement of Additional Information). If it did not so qualify, it would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

DISTRIBUTIONS. The Fund intends to distribute its investment company taxable income, exclusive of capital gains, on a quarterly basis. Any net short-term capital gains will be distributed at least annually and may be distributed more frequently at the discretion of the Fund's Board of Directors. Distributions of net capital gains (net long-term capital gains less net short-term capital losses) if any, will be made annually. Income distributions (including dividends and distributions of net short-term capital gains) and net long-term capital gains distributions, if any, will be reinvested in full and fractional shares rounded to the third decimal place, at the net asset value per share determined on the payment date.

TAXATION OF SHAREHOLDERS. The following is only a brief discussion of Federal income taxation in effect on the date of this prospectus, and does not discuss the status of dividends and distributions from the Fund under state and local tax laws. All applicable tax laws and regulations are subject to change by legislative and administrative action. Each shareholder of the Fund is advised to consult his own tax adviser with respect to applicable Federal, state and local tax laws.

     The maximum marginal tax rate for individuals is currently 28% on net capital gains distributions and 39.60% on ordinary income distributions. The reduction of certain deductions and phase-out of exemptions may increase the individuals marginal tax rate to more than 39.60%. For corporations, net capital gains distributions are subject to maximum marginal tax rate of 35% and ordinary income distributions are subject to the maximum marginal rate is 39%.

     Distributions paid from the Fund's dividend and interest income and from any net realized short-term capital gains are taxable to shareholders as ordinary income under Federal income tax law, whether received in cash or in additional shares. Net capital gains distributions are taxable to shareholders as long-term capital gains, whether received in cash or additional shares, regardless of how long such shareholders have held their shares. However, any loss (to the extent of the distribution of net capital gain received by a shareholder) will be treated as long-term capital loss upon the redemption of shares of the Fund held for twelve months or less.

     The sale of shares of the Fund is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from any ordinary redemption of shares or exchange of shares.

     All or a part of the Fund's dividends will be eligible for the 70% deduction for dividends received by corporations. Special provisions are contained in the Internal Revenue Code as to the eligibility, for the deduction, of payments made by mutual funds to corporate shareholders. Net capital gains distributions are not eligible for the deduction. The Fund will report to its shareholders income dividends and capital gains distributed during the calendar year and will designate that portion which qualifies for the 70% corporate dividends received deduction. This determination will be based on the ratio between aggregate dividends received by the Fund on domestic corporate stock held for at least 46 days (91 days for certain preferred stock) and the Fund's gross income. Gross income will include dividends, interest and the excess of net short-term capital gains (which includes premium from expired options and gains from closing purchase transactions) over net long-term capital losses. Each year the Fund will mail you information on the tax status of dividends and distributions.

     Pursuant to the Interest and Dividend Tax Compliance Act of 1983, shareholders may be subject to backup withholding of federal income tax at a 31% rate on dividends and other payments made to shareholders if they have not provided the Fund with their correct social security number or other taxpayer identification number, or have not made the certifications required by the Internal Revenue Service.

     The foregoing is only a brief discussion of Federal income taxation in effect on the date of this Prospectus, and does not discuss the status of dividends and distributions from the Fund under state and local tax laws. All applicable tax laws and regulations are subject to change by legislative and administrative action. Each shareholder of the Fund is advised to consult his own tax adviser with respect to applicable Federal, state and local tax laws.

     Any net capital gain distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the distribution. Therefore, a capital gain distribution paid shortly after a purchase of shares by an investor would represent, in substance, a partial return of capital to the shareholder (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes as discussed above. Accordingly, prior to purchasing shares of the Fund, an investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

TAX CONSIDERATIONS IN PORTFOLIO TRANSACTIONS. As a covered call and secured put option writer, the Fund has great flexibility in determining the taxable nature of its investment results, and it is this flexibility which the Fund will utilize to attempt to achieve an equal emphasis on current income and long-term capital gains earned on the Fund's investment portfolio. There can be no assurance, however, that such equal emphasis can be achieved over any particular period of time. Moreover, optioning securities in the Fund's investment portfolio may have the effect of reducing capital appreciation earned on such securities below that which could have been earned had no options been written on such securities.

     Further, since shareholders of the Fund who are taxable may receive distributions which are taxed to them as ordinary income in years when the total return of the Fund is less than its dividend and interest return, during such years the Fund will attempt, consistent with its investment objective, to minimize its shareholders' ordinary taxable income by offsetting, to the extent possible, any net short-term capital gains that may have been realized from expired options and profitable closing purchase transactions by selling underlying stocks with unrealized capital losses. Otherwise, in such years the Fund's shareholders might have both a negative total return and current taxable income, thus being subject to the payment of income taxes in a year in which their real wealth may have declined. Of course, there can be no assurance that the Fund will have sufficient unrealized losses on its underlying common stocks to be able to offset these net short-term capital gains.

                                CAPITAL STOCK

     The Fund has an authorized capital of 100,000,000 shares of common stock with no par value. All shares are of the same class with equal rights and privileges. Except with respect to the election of directors where cumulative voting may apply, each share is entitled to one vote and to participate equally in dividends and distributions declared by the Fund. Cumulative voting means that each shareholder is entitled to as many votes as shall equal the number of his shares of common stock multiplied by the number of directors to be elected, and such shareholder may cast all such votes for a single director or divide them among two or more directors as he sees fit. The shares are fully paid and nonassessable and have no pre-emptive, conversion or exchange rights. The shares are transferable without restriction. The Fund does not normally hold annual meetings of shareholders except when required by the Investment Company Act of 1940.

                              GENERAL INFORMATION

     Shareholder inquiries should be made in writing to Analytic-TSA Global Asset Management, Inc., 700 South Flower Street, Suite 2400, Los Angeles, California 90017, Attention: Shareholder Services; or by telephone
(800)374-2633.

     Each shareholder will receive annual and semi-annual financial statements, including a list of portfolio securities and outstanding call and put options. The annual financial statements of the Fund will be audited by certified public accountants.

        GLOSSARY OF INVESTMENT TERMS AND STOCK AND DEBT OPTION TERMS

INVESTMENT TERMS

     QUARTERLY TOTAL RETURNS. The percentage change over a quarter in the value of a shareholder's investment, assuming immediate reinvestment of all distributions in additional Fund shares and no adjustment for the shareholder's income tax consequences. This change derives from: dividends, interest, realized capital gains or losses, changes in unrealized capital appreciation or depreciation, premiums received from expired options and gains or losses on closing purchase transactions, all less expenses. For example, assume a shareholder's investment in the Fund has a value of $100 at the start of a three-month period. If the value of his investment, after immediate reinvestment of all income and capital gains distributions, is $101 at the end of such period, the total return for the period would be +1%. If the value at the end of such period is $99 (again after reinvestment of all income and capital gains distributions), the total return for the period would be -1%.

     LONG TERM TOTAL RETURNS. The percentage change in the value of a shareholder's initial investment after a full market cycle (usually 3 or more years), expressed as a constant annual compound rate of total return, assuming the reinvestment of all subsequent income and capital gain distributions in additional Fund shares. For example, suppose a shareholder's initial investment is $100 (one share whose net asset value is $100) and that all subsequent income and capital gain distributions are reinvested in additional Fund shares on the distribution date. If after three years the initial one share has become 1.2 shares and the net asset value per share is $104.98, then the initial $100 investment is worth $125.98 (1.2 x $104.98) and has grown at 8% per annum compounded. Compounded means that at the end of each compounding interval, in this example one year, the total return is computed and reinvested in additional fund shares at the end of each compounding interval. Thus, at the end of the first year the initial $100 investment is worth $108, and at the end of the second year it is worth $116.64, and at the end of the third year it is worth $125.98. Similarly, if after three years the net asset value per share is $64.89 then the initial $100 investment is worth $77.87 (1.2 x $64.89) and has had a negative return of 8% per annum compounded. Also if after three years the net asset value per share is $83.33 then the initial $100 investment is worth $100 (1.2 x $83.33) and has had a net return of zero per cent per annum. As these examples show, the basic components on total return, income and the change in value of the portfolio securities will vary and there can be no assurance that the Fund's total return will be positive or that it will accrue at a constant rate.


     FLUCTUATIONS IN TOTAL RETURN. Fluctuations in the Fund's total return will be measured by the standard deviation of the Fund's quarterly total returns. The standard deviation of returns measures the extent to which the individual returns deviate from their arithmetic average. The standard deviation is used extensively as a measure of dispersion (risk) and provides a good historical measure of the variability of returns from an investment portfolio. For example, the following table shows the 108 quarterly total returns (assuming reinvestment of all dividends at the end of each calendar quarter with no transaction costs) for a Standard & Poor's 500 Stock Index over the twenty-seven year period ended December 31, 1996. The arithmetic average of these quarterly returns is 3.22% and their standard deviation is 8.11%. In 32 of these 108 quarters the total return was negative.

          PERCENT QUARTERLY TOTAL RETURN, S & P 500 STOCK INDEX, 1970-1996

Year Qtr  % Return    Year  Qtr   % Return     Year  Qtr   % Return
---- ---  --------    ----  ---   --------     ----  ---   --------
1970 1     -1.77      1971   1       9.69      1972   1       5.75
     2    -18.03             2       0.16             2        .67
     3     16.92             3      -0.58             3       3.92
     4     10.41             4       4.64             4       7.56
1973 1     -4.89      1974   1      -2.82      1975   1      22.95
     2     -5.77             2      -7.56             2      15.36
     3      4.81             3     -25.16             3     -10.95
     4     -9.18             4       9.37             4       8.65
1976 1     14.98      1977   1      -7.45      1978   1      -4.94
     2      2.47             2       3.31             2       8.51
     3      1.91             3      -2.83             3       8.67
     4      3.22             4      -0.11             4      -4.93
1979 1      7.10      1980   1      -4.12      1981   1       1.38
     2      2.73             2      13.49             2      -2.30
     3      7.65             3      11.22             3     -10.23
     4      0.14             4       9.49             4       6.93
1982 1     -7.31      1983   1      10.12      1984   1      -2.40
     2     -0.56             2      11.10             2      -2.57
     3     11.52             3      -0.13             3       9.70
     4     18.25             4       0.40             4       1.89
1985 1      9.19      1986   1      14.11      1987   1      21.36
     2      7.34             2       5.89             2       5.02
     3     -4.10             3      -6.97             3       6.60
     4     17.21             4       5.58             4     -22.53
1988 1      5.70      1989   1       8.83      1990   1      -3.00
     2      6.67             2       7.09             2       6.28
     3      0.33             3      10.71             3     -13.75
     4      3.08             4       2.07             4       8.96
1991 1     14.53      1992   1      -2.53      1993   1       4.37
     2     -0.22             2       1.90             2        .49
     3      5.35             3       3.16             3       2.58
     4      8.38             4       5.04             4       2.32
1994 1     -3.79      1995   1       9.74      1996   1       5.37
     2      0.42             2       9.55             2       4.49
     3      4.89             3       3.59             3       3.09
     4     -0.02             4      10.49             4       8.35


The arithmetic average of these quarterly returns is 3.22% and their standard deviation is 8.11%. In 32 of the 108 quarters, the total return was negative.
Source: Standard & Poor's.

STOCK AND DEBT OPTION TERMS

     OPTION. An option is either a call or put option issued by the Options Clearing Corporation (the "Clearing Corporation") on a stock or debt security and traded on one or more Exchanges, as defined below, or subject to regulatory approval is traded over-the-counter. Currently options are traded on common stocks, stock indexes, stock index futures; on U.S. Treasury bonds, notes, and bills; and on GNMA securities. Such options give a holder the right to sell (in the case of a put option) or to buy (in the case of a call option) the number of shares or other units of the underlying security covered by the option at a fixed or determinable exercise price. The rights represented by an option may be exercised by the proper filing of an exercise notice prior to the fixed expiration time of the option.

     CLASS OF OPTIONS. Options covering the same underlying security.

     CLEARING CORPORATION. The Option Clearing Corporation.

     CLOSING PURCHASE TRANSACTION. A transaction in which an investor who is obligated as a writer (seller) of an option terminates his obligation as a writer by purchasing on an exchange, in a closing purchase transaction, an option of the same series as the option previously written. Such a transaction has the effect of canceling the option writer's position as a writer and does not result in the ownership of a new option.

     CLOSING SALE TRANSACTION. A transaction in which an investor who is the holder of an outstanding option liquidates his position as a holder by selling an option of the same series as the option previously purchased.
Such sale does not result in the investor assuming the obligations of a writer.

     COVERED CALL OPTION WRITER. A writer of a call option who, so long as he remains obligated as a writer, owns the underlying security or a security which is immediately convertible into the underlying security or who holds on a security-for-security basis on all on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or, if greater than the exercise price of the call written, the difference is maintained by the writer in U.S. Government securities in a segregated account with the writer's broker or custodian.

     COVERED PUT OPTION WRITER. A writer of a put option who, so long as he remains obligated as a writer, has deposited U.S. Government securities with a value equal to or greater than the exercise price with a securities depository and has pledged them to the Options Clearing Corporation for the account of the broker-dealer carrying the writer's position or who holds on a security-for-security basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or if less than the exercise price of the put written, the difference is maintained by the writer in U.S. Government securities in a segregated account with the writer's broker or custodian.

     EXCHANGE. A national securities exchange on which options are traded: currently the Chicago Board Options Exchange ("CBOE"), American Stock Exchange ("AMEX"), Pacific Stock Exchange ("PSE"), Philadelphia Stock Exchange ("PHLX") and New York Stock Exchange ("NYSE").

     EXERCISE PRICE. The price per unit at which the holder of a call option may purchase (and the holder of a put option may sell) the underlying security upon exercise of the option, sometimes referred to as the striking price.

     EXPIRATION DATE. The latest date when an option may be exercised.

     NASDAQ OPTIONS. Standardized options on unlisted securities which are displayed on the National Association of Securities Dealers Automated Quotations System.

     OPTION PERIOD. The time during which an option may be exercised, generally from the date the option is written through its expiration date.

     PREMIUM. The price of an option agreed upon between the buyer and writer (seller) for their agents in a transaction on an Exchange.

     PUT OPTION. Any option issued by the Clearing Corporation and traded on one or more of the Exchanges referred to above which gives the holder the right to sell to the Clearing Corporation the underlying security at the stated exercise price by filing an exercise notice prior to the expiration date.

     SECURED PUT OPTION WRITER. A writer of a put option who has an underlying money market investment in an amount not less than the exercise price of the option, so long as he remains obligated as writer of the put option.

     SERIES OF OPTIONS. Options covering the same underlying security and having the same exercise prices and expiration dates.

     STANDARD & POOR'S 500 STOCK INDEX. An unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     UNDERLYING SECURITIES. The securities subject to purchase upon the exercise of a call option or subject to sale upon the exercise of a put option.

                                    APPENDIX

DESCRIPTION OF U.S. GOVERNMENT SECURITIES.

     U.S. Government securities include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association (GNMA) Certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality.
Agencies and instrumentalities include: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, and Federal National Mortgage Association.

     GNMA Certificates are mortgage-backed securities representing part
ownership of a pool  of  mortgage  loans.   These loans - issued by lenders
such as mortgage bankers, commercial banks and savings and loan associations
- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by the full faith and credit of the U.S. Government.

     GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate.

DESCRIPTION OF VARIOUS OPTIONS, FUTURES CONTRACTS, AND RELATED OPTIONS.

     OPTIONS ON STOCK INDEXES. Options on stock indexes are similar to options on stock except that the delivery requirements are different.
Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the options exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier". Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

     As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A stock index fluctuates with changes in the market value of the stocks included in the index. Some stock index options are based on a broad market index such as the S & P 500, the S & P 100, or the N.Y.S.E. Composite Index. Indexes are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

     STOCK INDEX FUTURES. A stock index futures contract is a bilateral agreement pursuant to which the Fund will agree to receive or deliver at settlement an amount of cash equal to a dollar amount multiplied by the difference between the value of a stock index at the close of the last trading day of the contract and the price at which the futures contract is originally struck. Stock index futures have similar characteristics to other futures contracts such as the financial futures discussed below, except that settlement is through delivery of cash rather than the underlying instruments. The Fund will be required to deposit with its Custodian or broker an amount of cash, cash equivalents, money market instruments or U.S. Treasury bills equal to approximately 5% of the contract amount as initial margin. Daily variation margin payments to and from the Fund must be made during the life of the futures contract in order to reflect increases or decreases in the contract's value. At any time prior to expiration of the stock index futures contract, the Fund may elect to close the position by taking an opposite position. A final determination of variation margin is then made, and additional cash is required to be paid or released by the Fund, which will realize a gain or loss. In addition, the Fund will pay a commission on each contract, including offsetting transactions. Stock index futures are currently traded on the following exchanges among others:
Chicago Mercantile Exchange, New York Financial Exchange and Kansas City Board of Trade.

     OPTIONS ON STOCK INDEX FUTURES. Put and call options are traded on stock index futures and they have characteristics and terminology similar to other exchange traded options discussed above. See "Stock Index Futures" above for a description of the instruments underlying these options.

     FINANCIAL FUTURES CONTRACTS. A financial futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. A financial futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, on the settlement date, are not determined until at or near that date. The determination is in accordance with the rules of the exchange on which the futures contract sale or purchase was made. The Fund does not intend to take delivery of the instruments underlying futures contracts it holds.

     Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     The purchase or sale of a futures contract differs from the purchase or sale of the security, in that no price or premium is paid or received. Instead, cash, cash equivalents, money market instruments, or U.S. Treasury bills equal to approximately 1 1/2% of the contract amount must be deposited by the Fund with its Custodian or broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying security fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "mark-to-market". At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the Fund realizes a loss or gain. In addition, the Fund will pay a commission on each contract, including offsetting transactions.

     Currently, financial futures contracts can be purchased or sold on U.S. Treasury bills, U.S. Treasury bonds, U.S. Treasury notes with maturities between 2 and 10 years, on GNMA Certificates, and on three-month domestic bank certificates of deposit. While Treasury bonds, Treasury bills and Treasury notes are backed by the full faith and credit of the U.S. Government and GNMA Certificates are guaranteed by a U.S. Government agency, the futures contracts in U.S. Government securities are not obligations of the U.S. Treasury.

     Financial futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund will deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     OPTIONS ON FINANCIAL FUTURES. Put and call options are traded on financial futures contracts, and they have characteristics and terminology similar to other exchange traded options. See "Financial Futures Contracts" above for a description of the instruments underlying these options.

INVESTMENT ADVISER
Analytic-TSA Global Asset Management, Inc.
700 South Flower Street, Suite 2400
Los Angeles, CA 90017

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Analytic-TSA Global Asset Management, Inc.
700 South Flower Street, Suite 2400
Los Angeles, CA 90017

CUSTODIAN
The Union Bank of California, N.A.
Mutual Fund Services
475 Sansome Street, 11th Floor
San Francisco, California 94111

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, CA 90017



________________________
No dealer, salesman or any other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund or the Adviser. This Prospectus does not constitute any offer to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                                   PROSPECTUS
                                  May 12, 1997



                         THE DEFENSIVE EQUITY PORTFOLIO
                      of Analytic Optioned Equity Fund, Inc.
                             A No-Load, Open-End Fund
                      With No Sales Charge or Redemption Fee.


                                 Table of Contents

     Benefits to Investors                             3
     Fund Expense Table                                4
     Financial Highlights                              5
     How Performance is Calculated                     7
     The Fund                                          7
     Investment Objectives and Policies                7
     Covered Option Writing                            8
     Risks of Option Writing                           9
     Hedging Transactions                              10
     Risk Factors in Hedging Transactions              12
     Other Investment Techniques                       12
     Portfolio Turnover                                14
     Further Information                               14
     Management of the Fund                            14
     How to Purchase Shares                            16
     How to Redeem Shares                              17
     How to Exchange Shares                            18
     Shareholder Accounts                              19
     Tax Sheltered Retirement Plans                    20
     Withdrawal Plan                                   20
     Dividends, Distributions and Taxes                20
          Distributions                                20
          Taxation of Shareholders                     20
          Tax Considerations in Portfolio Transactions 21
     Capital Stock                                     22
     General Information                               22
     Glossary of Investment Terms and Stock and Debt   23
       Option Terms

                     ANALYTIC OPTIONED EQUITY FUND, INC.
          700 South Flower Street, Suite 2400, Los Angeles, CA 90017
                               (800) 374-2633

                                May 12, 1997


                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information is not a Prospectus but should be read in conjunction with the Prospectus for Analytic Optioned Equity Fund, Inc. (the "Fund") dated May 12, 1997. A copy of the Prospectus may be obtained by writing or telephoning the Fund at the address or telephone number shown above.


                           TABLE OF CONTENTS

                                                                 Page
                                                                 ----
     Investment Objective and Policies                             2
          Covered Option Writing                                   2
          Factors Which May Adversely Affect
          Transactions in Options                                  3
          Position Limitations                                     3
     Investment Restrictions and Other Investment
         Policies                                                  4
     Hedging Transactions in Options, Futures and
         Related Options                                           6
          Stock Index Options                                      6
          Stock Index Futures                                      6
          Options on Stock Index Futures                           6
          Financial Futures and Related Options                    7
     Management of the Fund                                        7
     Investment Advisory and Other Services                        8
     Brokerage                                                     10
     Tax Information and Option Accounting Principles              11
     Calculation of Performance Data and Other
        Performance Comparisons and Statistics                     13
     Principal Shareholders                                        16
     Pricing and Redemption of Fund Shares                         16
     Custodian                                                     17
     Transfer, Dividend Disbursing and Shareholder
        Servicing Agent                                            17
     Independent Auditors                                          17
     Legal Counsel                                                 17
     Financial Statements                                          17

                         INVESTMENT OBJECTIVE AND POLICIES

     The Prospectus discusses the Fund's investment objective and the policies it employs to achieve this objective. The following information supplements the discussion in the Prospectus.

     COVERED OPTION WRITING. In return for the premium received, a covered call option writer during the term of the option is subject to the risk of losing the potential for capital appreciation above the exercise price. Likewise, a secured put option writer retains the risk of loss should the value of the underlying security decline below the exercise price. In both cases the writer has no control over the time when he has to fulfill his obligation as a writer of the option. Once an option writer has received an exercise notice he cannot effect a closing purchase transaction.

     If a call option expires unexercised, the covered option writer realizes a gain in the amount of the premium received although there may have been a decline (unrealized loss) in the market value of the underlying security during the option period which may exceed such gain. If the covered option writer has to sell the underlying security because of the exercise of a call option, the writer will realize a gain or loss from the sale of the underlying security with the proceeds being increased by the amount of the premium. If a put option expires unexercised, the secured put option writer realizes income from the amount of the premium plus the interest income of the money market investment. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this may be offset in whole or in part by the premium received and any interest income earned on the money market investment.

     A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option of the same series as he previously sold. Once a writer has been assigned an exercise notice in respect of an option, he is thereafter not allowed to effect a closing purchase transaction. To secure his obligation to deliver the underlying security in the case of a call option, or to pay for the underlying security in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the Exchanges.

     The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater long term total return and smaller fluctuations in quarterly return than would be realized on the securities alone. The covered call option writer has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as his obligation as a writer continues, but has retained the risk of loss should the price of the security decline. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security remains above the exercise price, but has assumed an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the security may fall below the exercise price, at any time during the option period. The option writer has no control over when he may be required to sell his securities in the case of a call option, or to purchase securities in the case of a put option, since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security. Options written by the Fund will normally have expiration dates not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market prices of the underlying securities at the times the options are written.

     FACTORS WHICH MAY ADVERSELY AFFECT TRANSACTIONS IN OPTIONS. An option position may be closed out only on an Exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Likewise, a secured put writer could not sell the money market instrument and use the proceeds for other investments, such as an investment in common stocks, while he was obligated as a put writer.

     Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market thereon would cease to exist, although outstanding options on that Exchange which have been issued by the Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not, at times, render certain of the facilities of the Clearing Corporation and the Exchanges inadequate. Such events have in the past resulted, and may again result, in the institution by an Exchange of special procedures, such as trading rotations, restrictions on certain types of orders, or trading halts or suspensions, with respect to one or more options, or may otherwise interfere with the timely execution of customers' orders.

     In the event that NASDAQ options are traded, it is anticipated that many of the factors which may adversely affect transactions in Exchange listed options may also adversely affect NASDAQ options.

     The size of the premiums which the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

     POSITION LIMITATIONS. Each of the Exchanges has established limitations governing the maximum number of calls and puts in each class (whether or not covered) which may be written by a single investor, or group of investors acting in concert, (regardless of whether the options are written on the same or different Exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Fund and clients advised by the Adviser may constitute such a group. An Exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. At the date of this Prospectus, the only such limits which may affect the operations of the Fund are those which limit the writing of call options on the same underlying security by an investor or such group to 4,500 options (450,000 shares), 7,500 options (750,000 shares), 10,500 options (1,050,000 shares) 20,000 options (2,000,000 shares) or 25,000 options (2,500,000 shares) in each class regardless of expiration date. Whether the applicable limit is 4,500, 7500, 10,500, 20,000 or 25,000 options is determined by the most recent six-month trading volume of the underlying security.

Every six months each Exchange reviews the status of underlying securities to determine which limit should apply. These position limits may limit the number of options which the Fund can write on a particular security.

               INVESTMENT RESTRICTIONS AND OTHER INVESTMENT POLICIES

     The following restrictions are fundamental policies for the protection of the Fund's shareholders and cannot be changed without the approval of the holders representing a majority of the Fund's outstanding voting securities, which for purposes of such approval shall be the lesser of (i) 67% or more of the shares present at a meeting of shareholders if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. The Fund may not:

     (1) Purchase securities of any issuer (other than U.S. Government obligations) if, as a result, more than 5% of the value of the Fund's assets would be invested in securities of that issuer, nor may it concentrate its investments in any single industry except that it may invest up to 25% of its net asset value in a single industry.

     (2) Purchase more than 10% of the voting securities or more than 10% of any class of securities of any issuer. (For this purpose, all outstanding debt securities of an issuer are considered as one class, and all preferred stocks of an issuer are considered as one class.)

     (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). (The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options is not considered the purchase of a security on margin.)

     (4) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write covered call options with respect to all of its portfolio securities, write covered put options, and enter into closing purchase transactions with respect to such options, engage in put and call option transactions, and engage in interest rate and stock index futures contracts and related options transactions, as described under "Investment Objective and Policies".

     (5) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities convertible into or exchangeable for securities, without payment of additional consideration (except upon exercise of covered call options on such securities with a strike price no higher than the price at which the securities were sold short or, if higher, if the difference between the strike price and the price at which the securities were sold short is maintained in U.S. Government securities in a segregated account with the Fund's custodian or a broker), which are at least equal in amount to and of the same issue as the securities sold short and such securities are not subject to outstanding call options, and unless not more than 10% of the Fund's net assets (taken at current value) are held as collateral for such sales at any one time.

     (6) Invest in real estate although the Fund may invest in marketable securities which are secured by real estate and securities of companies which invest in or deal in real estate. The Fund will not invest more than 10% of the value of its total assets in securities which are not readily marketable, including real estate interests.

     (7) Invest more than 5% of the value of its total assets in securities of issuers which have a record of less than three years continuous operation, including in such three years the operation of any predecessor company or companies, partnership or individual proprietorship if the company whose securities are to be purchased by the Fund has come into existence as a result of a distribution, merger, consolidation, reorganization or the purchase of all or substantially all of the assets of such predecessor.

     (8) Purchase or retain the securities of any issuer if, to the knowledge of the Fund, any of the officers or directors of the Fund or its investment adviser owns individually more than one-half of one percent of the securities of such issuer and together own more than 5% of the securities of such issuer.

     (9) Make loans, except through the making of time or demand deposits with banks, and subject to paragraphs 6 and 16, the purchase of bonds, debentures, commercial paper and other short term obligations, and except through repurchase agreements (provided however, that the Fund will not invest more than 10% of its total net assets in repurchase agreements of more than seven days duration).

     (10) Borrow money in excess of 10% of the Fund's total assets at current value and then only as a temporary measure for extraordinary or emergency purposes and not for leverage.

     (11) Pledge more than 10% of the Fund's total assets at current value. Neither the deposit or escrow of underlying securities, convertible preferred stocks or convertible debt securities, or U.S. Government securities, in connection with the writing of call options, nor the deposit of U.S. Government securities in escrow in connection with the writing of put options, nor the segregation in a segregated account with the Custodian of securities in connection with short sales "against the box," nor the deposit of cash, cash equivalents, or money market instruments in a segregated account with the Custodian and/or a broker in connection with futures contracts or related options, is deemed to be a pledge.

     (12) Underwrite securities of others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

     (13) Purchase securities of other investment companies, except as permitted under the Investment Company Act of 1940.

     (14) Invest for the purpose of exercising control or management of another company.

     (15) Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs.

     (16) Invest in securities restricted as to disposition under the Federal securities laws.

     (17) Participate on a joint or a joint and several basis in any trading account in securities.

     (18) Buy or sell commodities or commodity contracts except that the Fund may engage in interest rate futures contracts, stock index futures contracts and related options, as described under "Hedging Transactions in Options, Futures and Related Options".

     If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of net assets will not be considered a violation of these restrictions.

     In addition to the policies described above, the Fund has adopted the following investment policies which are not deemed to be fundamental, which may be changed without shareholder approval, and are not otherwise described in the Fund's Prospectus:

     It is contrary to the Fund's present policies to:

 - Sell or buy options which are not listed for trading on a national securities exchange if, as a result, more than 5% of the Fund's net assets would be at risk in connection with all such unlisted options;
 - Sell any covered put stock option if, as a result, the Fund would then have more than 50% of its total assets at current value subject to being invested upon the exercise of put options;

 - Make short sales "against the box", except for the purpose of deferring realization of gain or loss for Federal income tax purposes and/or to receive interest on the proceeds of such sales when made in connection with convertible securities. Such sales will not be made of securities subject to outstanding options;
 - Lend its unencumbered portfolio securities against collateral if the Fund's aggregate lending will exceed 30% of its total net assets;
 - Borrow securities, except as a temporary measure, to enable the Fund to meet, in a timely manner, obligations to deliver such securities upon the exercise of a call option written by it in connection with a convertible security. If, due to market fluctuations or other reasons, the value of the Fund's assets fall below 300% of its borrowings, the Fund will reduce its borrowings to the required level within three days thereafter (not including Sundays and holidays) which reduction may result in the Fund's being required to sell securities at a time when it may otherwise be disadvantageous to do so.

              HEDGING TRANSACTIONS IN OPTIONS, FUTURES AND RELATED OPTIONS

     The Fund does not intend to enter into transactions in stock index options, stock index futures and related options or financial futures and related options except in connection with hedging its portfolio. The Fund will invest in stock index options, futures and options on futures only if, in the judgment of management, there is a sufficient degree of correlation between movements in the value of such instrument and movements in the value of the relevant portion of the Fund's investments for such hedge to be effective. There can be no assurance that such judgment will be accurate or that hedging transactions will be successful. As noted in the Prospectus, the Fund may purchase options to hedge its portfolio securities or securities which it intends to purchase, but as set forth above its option writing strategies are intended to obtain a greater long term total return with smaller fluctuations in quarterly total return than would be realized on the securities alone.

     STOCK INDEX OPTIONS. The Fund may purchase exchange listed call and put options on stock indexes for the purpose of hedging its portfolio. As stated in the Prospectus, the effectiveness of this hedging technique will depend upon the extent to which price movements in the portion of the Fund's portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from purchases of options on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock.

     STOCK INDEX FUTURES. The Fund may sell stock index futures contracts in anticipation of or during a market decline in an endeavor to offset the decrease in market value of portfolio securities that would otherwise result from a market decline. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of the securities that it intends to purchase. No purchase of stock index futures will be made, however, unless the Fund intends to purchase securities in approximately the amount of the market value of the stocks represented by the index futures purchased and it has identified the cash or cash equivalents needed to make such a purchase. An amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's Custodian to collateralize its position in stock index futures.

     OPTIONS ON STOCK INDEX FUTURES. The Fund may sell options on stock index futures only to terminate an existing position. Put options on stock index futures sometimes may be purchased in lieu of the sale of a stock index future for the purpose of hedging a portion of the securities portfolio of the Fund. The purchase of a call option on a stock index futures contract is intended to serve as a temporary substitute for the purchase of individual securities which may subsequently be purchased in an orderly fashion. However, if such options are exercised and futures contracts are purchased to hedge against a possible increase in the price of a security before the Fund is able to purchase such security in an orderly fashion and the security declines instead, the Fund may then decide not to purchase the security because of concerns of possible further declines or for other reasons. Thus, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased. When it purchases a call on stock index futures, the Fund will set aside the amount of additional cash or cash equivalents necessary to meet its obligations on the underlying index futures contract.

     FINANCIAL FUTURES AND RELATED OPTIONS. The Fund may purchase and sell financial futures on U.S. Treasury bills, U.S. Treasury bonds, U.S. Treasury notes, and GNMA mortgage-backed certificates, or sell call options or purchase put options on such futures, in order to hedge U.S. Government and other portfolio securities and convertible preferred stocks, whose prices are or may be sensitive to changing interest rates. Certain convertible preferred stocks tend to trade more like fixed-income securities than other equity securities. However, the values of convertible preferred stocks are also affected by changes in the prices of the securities into which they are convertible; thus, at times, there may not be a close correlation between such convertible preferred stocks and financial futures or related options. The effectiveness of these hedging strategies will depend upon the correlation between interest rates and changes in the value of the Fund's securities. In addition, due to temporary price distortions in the market, even a correct forecast of general interest trends by management may still not result in an effective use of these instruments as a hedge.

                          MANAGEMENT OF THE FUND

     The officers of the Fund manage its day to day operations and are responsible to the Fund's Board of Directors. The following is a list of directors and officers of the Fund and their principal occupations during the past five years. The mailing address of the directors and officers of the Fund is 700 South Flower Street, Suite 2400, Los Angeles, CA 90017. (* indicates a director who is an interested person of the Fund, as defined under the Investment Company Act of 1940.)


MICHAEL F. KOEHN*. Chairman of the Board of Directors.
Member of the Board of Directors, President and Chief Executive Officer of the Adviser, Trustee of The Analytic Series Fund and President of Analysis Group, Inc., a consulting firm providing economic and financial consulting services. He earned a Ph.D. in Finance at the Wharton School, University of Pennsylvania.

MICHAEL D. BUTLER. Director.
Trustee of The Analytic Series Fund. Professor emeritus of Social Sciences, former Dean of Undergraduate Studies at the University of California at Irvine and former member of the Society of Fellows, Harvard University.

ROBERTSON WHITTEMORE. Director.
Trustee of The Analytic Series Fund and Partner, Encore of La Jolla, retail clothing store. Former real estate broker, attorney, President of La Jolla Town Council; trustee of Combined Arts and Education Council of San Diego, and Executive Director of the San Diego Community Foundation. He earned his B.A. from Yale University, and his J.D. and M.B.A. from University of California at Berkeley.


HARINDRA DE SILVA. President.
Managing Director of the Adviser and President of The Analytic Series Fund, and Principal of Analysis Group, Inc. He holds a B.S. from the University of Manchester at Manchester England, a M.B.A. from Simon School at Rochester New York and a Ph.D. in Finance from the University of California at Irvine.


CHARLES L. DOBSON. Executive Vice President and Secretary.
Director, Secretary and Portfolio Manager of the Adviser and Executive Vice President and Secretary of The Analytic Series Fund. He holds a B.A. in Economics and M.S. in Administration from the University of California, Irvine.

GREGORY M. MC MURRAN.  Treasurer.
Chief Investment Officer of the Adviser and Treasurer of The Analytic Series Fund. He holds a B.A. in Economics from the University of California, Irvine and a M.A. Economics from California State University at Fullerton.


MARIE NASTASI ARLT. Senior Vice President.
Chief Operating Officer of the Adviser and Senior Vice President of The Analytic Series Fund and Vice President of Analytic-TSA Investors, Inc. She holds a B.A. from California State University, Fullerton. She concurrently serves as Formerly she served as Managing Director and Executive Vice President of TSA Capital Management.


ANGELO A. CALVELLO. Senior Vice President.
Director of Business Development of the Adviser and Senior Vice President of The Analytic Series Fund. He earned a B.A., M.A. and Ph.D in Philosophy from DePaul University at Chicago, Illinois. Formerly, he served as Executive Vice President at Credit Agricole Futures and Vice President of The Chicago Mercantile Exchange.


Officers and directors of the Fund who are affiliates of the Adviser receive no fee or salary from the Fund. Each director who is not an affiliate of the Adviser receives an annual fee of $2,000 plus $1,000 per meeting attended and reimbursement for expenses. For the fiscal year ended December 31, 1996, total compensation received by the directors who are not affiliates of the Adviser is as follows:

                                                              Total
                                    Pension/               Compensation
                       Aggregate   Retirement               From Analytic
                      Compensation  Benefits     Estimated    Optioned
                          from     Accrued as      Annual    Equity Fund
                        Analytic     Part of      Benefits     and The
                        Optioned      Fund          from       Analytic
  Name                 Equity Fund   Expenses    Retirement  Series Fund
-----------------      ------------ -----------   ----------  -----------
Michael D. Butler        $5,000       None         None       $10,000
Robertson Whittemore     $5,060       None         None       $10,120


                    INVESTMENT ADVISORY AND OTHER SERVICES

     THE INVESTMENT ADVISER: Analytic-TSA Global Asset Management, Inc. (the "Adviser") is the investment adviser of the Fund pursuant to an Investment Management Agreement between the Fund and the Adviser, dated August 12, 1993 (the "Management Agreement"). The Management Agreement was last approved by the Board of Directors, including the unanimous vote of the Fund's Directors who are not parties to the agreement or "interested persons" of the Fund, on April 2, 1997, at a meeting called for the purpose of voting on such approval.

     The Adviser is a wholly owned subsidiary of United Asset Management Corporation ("UAMC"). UAMC was organized in 1980 by its President and principal stockholder, Norton H. Reamer, for the purpose of acquiring firms engaged in the institutional investment management business.

The officers and directors of the Adviser are:


Roger G. Clarke           Chairman of the Board
Michael F. Koehn          Member of the Board, President and Chief
                            Executive Officer
Gregory M. McMurran       Chief Investment Officer
Robert Bannon             Managing Director
Harindra de Silva         Managing Director
Charles L. Dobson         Secretary, Director and Portfolio Manager
Marie Nastasi Arlt        Chief Operating Officer
Angelo A. Calvello        Director - Business Development

     THE INVESTMENT MANAGEMENT AGREEMENT: Pursuant to an Investment Management Agreement with the Fund, the Adviser, subject to the control and direction of the Fund's Officers and Board of Directors, manages the Fund in accordance with its stated investment objective and policies, and makes investment decisions for the Fund. Pursuant to separate agreements, the Adviser also acts as the Fund's transfer agent, dividend disbursing agent, and shareholder relations servicing agent, and provides accounting and daily pricing services to the Fund. At its expense, the Adviser provides the office space and all necessary office facilities, equipment, and personnel for providing these services to the Fund.

     As compensation for furnishing investment advisory, management and other services, and expenses assumed, pursuant to the Investment Management Agreement, the fund pays the Adviser an annual fee equal to 0.75% of the first $100,000,000 of the Fund's average daily net assets, 0.65% of the next $100,000,000 of average daily net assets, and 0.55% of average net assets in excess of $200,000,000. For the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid advisory fees of $497,600, $346,095, and $363,576, respectively, pursuant to the current Investment Management Agreement and the former Investment Advisory Agreement.

     The Adviser has agreed that if in any fiscal year the expenses borne by the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of such Fund are registered or qualified for sale to the public, it will reimburse the Fund for any excess to the extent required by such regulations. Unless otherwise required by law such reimbursement would be accrued and paid on the same basis that the advisory fees are accrued and paid by the Fund. To the Fund's knowledge, the only state expense limitation in effect on the date of this Statement of Additional information is that of California, which requires the Adviser to reimburse the Fund for advisory fees to the extent that certain expenses exceed 2-1/2% of average annual net assets up to $30,000,000, 2% of the next $70 million of average net assets, and 1-1/2% of average net assets in excess of $100,000,000.

     Under the Management Agreement, any liability of the Adviser to the Fund and its shareholders is limited to situations involving its own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Management Agreement.

     The Management Agreement continues from year to year so long as it is approved annually by a majority of the Board of Directors or of the outstanding voting securities of the Fund, and by a majority of the Directors who are not "interested persons" of any party to the Agreement (as defined in the Investment Company Act of 1940).

     The Management Agreement may not be assigned by the Adviser and will terminate automatically upon assignment. It may be terminated without penalty upon 60-days' written notice by either party or by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act). The Management Agreement may be amended by a vote of a majority of the Directors of the Fund, including a majority of the disinterested directors, cast in person at a meeting called for that purpose, subject to approval by the vote of a majority of the Fund's outstanding voting securities. "A majority of the Fund's outstanding voting securities" as used herein, is defined in the first paragraph of "Investment Restrictions and Other Investment Policies."

     Personnel of the Adviser may invest in securities for their own accounts pursuant to a Code of Ethics that sets forth all employees' fiduciary responsibilities regarding the Fund, established procedures for personal investing, and restricts certain transactions. For example, the Code restricts the timing of personal investing in relation to trades by the Fund, prohibits participating by employees in initial public offerings, and requires approval of private placement purchases and service on boards of directors of publicly held companies.

     ACCOUNTING AND TRANSFER AGENCY AGREEMENTS: Pursuant to a Fund Accounting Agreement with the Fund, the Adviser maintains certain books and records for the Fund, provides pricing information with respect to portfolio investments, calculates daily net asset value per share for the Fund, and performs certain other accounting services. As compensation for such services, the Adviser receives an annual fee equal to 0.05% of the Fund's average daily net assets, plus reimbursement of reasonable out-of-pocket expenses.

     Pursuant to a Transfer Agency Agreement with the Fund, the Adviser provides transfer agency services for the Fund, including processing of purchase and redemption orders and confirmations, maintenance of shareholder account information, and preparation and filing of reports to the Internal Revenue Service, Securities and Exchange Commission and state securities authorities. As compensation for such services, the Adviser receives an annual base fee equal to 0.16% of the Fund's average daily net assets up to $100 million, 0.14% of average daily net assets in excess of $100 million up to $200 million, and 0.12% of average daily net assets in excess of $200 million. The Adviser also receives a fee of $1.50 per shareholder account per month, plus reimbursement of reasonable out-of-pocket expenses.

     Each such Agreement is terminable by either party upon 60 days notice. Under each such Agreement, any liability of the Adviser to the Fund and its shareholders is limited to situations involving its own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Agreement.

                                   BROKERAGE

     Under the terms of the Advisory Agreement, the Adviser is authorized to employ brokers and dealers to execute orders for the purchase and sale of the Fund's portfolio securities, including the writing of option contracts, who, in its best judgment , can provide "best execution" (prompt and reliable execution at a reasonable competitive price). During the fiscal the years ended December 31, 1994, 1995, and 1996, aggregate commissions paid by the Fund amounted to $251,936, $159,118 and $149,614, respectively. During the fiscal year ended December 31, 1996, none of the Fund's commissions were allocated to brokers who also provided research services to the Adviser.


     In determining the abilities of the broker-dealer to provide best execution of a particular portfolio transaction, the Adviser considers all relevant factors including the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate each transaction by participation therein for its own account; the importance to the Fund of speed, efficiency, or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; and the quality and continuity of service rendered by the broker-dealer with regard to the Fund's other transactions; and any other factors relevant to the selection of a broker-dealer for particular and related portfolio transactions of the Fund. Subject to the foregoing obligation to seek best execution, the Adviser may consider as factors in the allocation of portfolio transactions to a broker-dealer the broker-dealer's sale of Fund shares, agreement to pay operating expenses of the Fund, or the provision of research services to the Adviser. Research services furnished by brokers through which the Fund affects portfolio transactions may be used by the adviser in servicing all of its accounts. Similarly, research services furnished by brokers through which the adviser's other accounts affect portfolio transactions may be used in servicing the Fund.


     If the Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option, except where the Fund utilizes a clearing agent with respect to certain put and call options. Likewise, if an option written by the Fund is exercised, normally the sale or purchase of the underlying securities will be executed by the same broker-dealer or clearing agent who executed the sale of the option. During the year ended December 31, 1996, such clearing agents received commissions of $9,579.


     The Fund may purchase or sell listed securities in the over-the-counter market ("the third market"). Where transactions are executed in the third market, the Fund generally will deal with the primary market makers; however, if it is to the advantage of the Fund, the services of other brokers may be utilized.

     The Adviser currently manages separate accounts and other mutual funds aggregating in excess of $1,000,000,000 which employ investment strategies similar to those used by the Fund. At times, investment decisions may be made to purchase or sell the same investment security for the Fund and one or more of the other clients advised by the Adviser. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security or option, the transactions will be allocated as to amount and price in a manner considered equitable to each and so that each receives, to the extent practicable, the average price or premium for such transaction. There may be circumstances in which such simultaneous transactions would be disadvantageous to the Fund with respect to price and availability of securities. In other cases, however, it is believed that transactions would be advantageous to the Fund.

                  TAX INFORMATION AND OPTION ACCOUNTING PRINCIPLES

     As of the date of this Prospectus, the Fund is qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and the Fund intends to continue to qualify under said Subchapter
M. As a result of such qualification the Fund will not be subject to Federal income taxes to the extent that it distributes not less than 98% of its investment company taxable income and its capital gains net income. Investment company taxable income includes net income from dividends, interest and net short-term capital gain. Premiums from expired options written by the Fund and net gains, if any, from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes. In order to qualify under Subchapter M, the Fund, among other things must derive less than 30% of its gross income from the sale or other disposition of securities held less than three months; as a result the Fund may be restricted in the writing of options which expire in less than three months or in effecting closing purchase transactions in options written less than three months before such transaction.

     When the Fund writes an option, an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability. The liability is thereafter valued to reflect the current value of the option which is either the last sale price, or, in the absence of a sale, the mean between the last current bid and asking price. If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund will realize a gain (or a loss in the case of a closing purchase transaction where the cost exceeds the original premium received) and the liability related to the option will be extinguished. Any such gain or loss is a short-term capital gain or loss for Federal income tax purposes, except that a short-term loss realized when the Fund closes certain in-the-money covered call options involving portfolio equity securities will be converted to a long-term capital loss if the hypothetical sale of the underlying security on the date of such transaction would have given rise to a long-term capital gain. If a call option which the Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written on an equity security is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option.

     In the case of put and call options on nonequity securities, the principle of marking-to-market carries over to the Federal income tax treatment of such options in that an option is treated as having been closed on the last day of the Fund's taxable year, giving rise to a capital gain or loss. Nonequity options include broad-based stock index options, debt options, commodity options and currency options. Sixty percent of any net gain or loss recognized on such deemed closings, as well as 60% of the gain or loss with respect to such options on any actual closing transactions or exercises will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Also, 60% of the gain on the expiration of any such option on its stipulated expiration date will be treated as long-term capital gain, and the balance as short-term capital gain. However, if a put or call option the Fund has written or holds relating to a nonequity security is part of a "mixed straddle," as defined by the Internal Revenue Code (the "Code") (see discussion of straddles below), the Fund may be able to make an election under which these provisions will be inapplicable in whole or in part to such option, and the rules applicable to options on equity securities described above will apply. In any event, the provisions of Code Section 1092 described below in Special Tax Rules Applicable to Straddles will be applicable to such straddles.

     THE PURCHASE OF CALLS AND PUTS ON DEBT AND EQUITY SECURITIES - IN GENERAL -the premium paid by the Fund for the purchase of a call or put option is included in the asset section of the Fund's "Statement of Assets and Liabilities" as an investment and subsequently adjusted to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and offering prices.

     If the option on an equity security which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term loss for tax purposes in the amount of the cost of the option. If the Fund enters into a closing sale transaction with respect to such an option, it realizes a capital gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. The gain or loss will be short-term or long-term, depending on the Fund's holding period in the option. If the Fund exercises a put option on an equity security, it will realize a gain or loss (long-term or short-term, depending on the period for which the Fund has held the underlying security prior to the time it purchased the put) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. However, since the purchase of a put option is treated as a short sale for Federal income tax purposes, the holding period of a hedged underlying security held for not more than one year will be terminated by such a purchase and will start again only when the Fund enters into a closing sale transaction with respect to such option or it expires. If the Fund exercises a call option on an equity security, the premium paid for the option will be added to the cost of the security purchased.

     SPECIAL TAX RULES APPLICABLE TO "STRADDLES" - Section 1092 of the Code may affect the taxation of options on debt or equity securities. Section 1092 defines a "straddle" as offsetting positions with respect to personal property. A position in personal property is generally defined as any interest, including an option, in personal property. A position in personal property includes a debt security and certain options written thereon and also includes a stock position and "deep-in-the-money" options (as defined in the Code) written thereon.

     Section 1092 generally provides that in the case of a straddle, any loss from the disposition of a position in the straddle can only be deducted to the extent that the loss exceeds the unrealized gains on all offsetting straddle positions. For example, if the Fund owns a stock and has purchased a put option with respect to such stock, any loss realized from a closing sale transaction with respect to the option can only be recognized to the extent that such loss exceeds any unrealized gain on the underlying stock. Section 1092 also provides that "wash sale" rules are applicable to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period and that "short sale" rules are applicable to offsetting positions. These rules are applicable to the Fund's debt option positions, "deep-in-the-money" stock option positions, options on convertible securities and certain of the Fund's hedging transactions in options, stock index options, stock index and financial futures contracts and related options described under "Hedging Transactions in Options, Futures and Related Options". In addition, Section 1092 will suspend or terminate the Fund holding period in certain stocks with respect to which the Fund writes or acquires options, including non-"deep-in-the-money" options which are "qualified covered call options" and stock index options and subject stocks to restrictions comparable to the "wash sale rules" of Code Section 1091.

     Moreover, a Portfolio will not be able to deduct currently part of the interest and other expenses which are attributable to positions that are governed by the straddle rules of Section 1092 of the Code. Losses which the Fund realizes on certain transactions involving certain in-the-money covered call options may be converted from short-term to long-term capital loss. Management will manage the Fund to take into account Section 1092 and such Regulations.

     FUTURES CONTRACTS - Accounting for futures contracts will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out of futures contracts will result in a realized capital gain or loss for tax purposes. Futures contracts held by the Fund at the end of each fiscal year will be required to be "marked-to-market" for Federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. However, if a futures contract is part of "mixed straddle," as defined by the Code, the Fund may be able to make an election under which these provisions will be inapplicable in whole or in part to such futures contracts,. In any event, the provisions of Section 1092 described above will be applicable to such straddles.

     OPTIONS ON CERTAIN STOCK INDEXES AND ON FUTURES CONTRACTS - accounting for options on futures contracts and on certain stock indexes will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized capital gain or loss for tax purposes. Such options held by the Fund at the end of each fiscal year will be required to be "marked-to-market" for Federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. However, if the option is part of a "mixed straddle," as defined by the Code, the Trust may be able to make an election under which these provisions will be inapplicable in whole or in part to such option. In any event, the provisions of Section 1092 described above will be applicable to such straddles. The above rules apply to options on stock indexes if there is in effect a designation by the Commodities Futures Trading Commission (the "CFTC") of a contract market based on such stock index or the Treasury Department determines that such options meet the requirements of law for such a designation. Options on "broad-based" stock indexes have generally been so designated. Options on stock indexes for which the CFTC has not designated a contract market and which the Treasury Department has not determined meet the requirements of law for such designation, generally including options on "narrow-based" stock indexes, will receive Federal income tax treatment similar to that of stock options.

                  CALCULATION OF PERFORMANCE DATA AND OTHER
                    PERFORMANCE COMPARISONS AND STATISTICS

     From time to time the Fund may report its "total return" in prospectuses, the Fund's annual reports, shareholder communications, and advertising.

     Total return for a performance period is calculated by assuming a hypothetical initial investment ("p") in the Fund at the beginning of the period. Then, assuming reinvestment of all distributions into new Fund shares, a redeemable value at the end of the performance period ("ERV") is calculated based on actual Fund performance. The percentage change between the ending value and initial investment is the "cumulative total return". The "average annual total compound return" (growth rate) expresses the total return as an annual rate, which, if compounded annually over the period ("n" is the number of years), would increase or decrease the initial investment to the ending value. (Formula for calculating average annual total compound return: (ERV/p)1/n -1)). See the "Glossary" in the Prospectus for further discussion and examples of total return and fluctuations in total return.

For example, the Fund's total return for various periods has been as follows:

                                            1 year      5 years       10 years
                                           1/1/96 -     1/1/92 -      1/1/87 -
                                           12/31/96     12/31/96      12/31/96
                                           --------     --------      --------
Cumulative Total Return                     15.69%       63.27%        166.56%
Average Annual Compound Total Return        15.69%       10.30%         10.30%


     VOLATILITY. Occasionally statistics may be used to specify the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of the Fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Sometimes beta may be calculated relative to a different market index. Another measure of volatility or risk is standard deviation.
Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     OTHER PERFORMANCE QUOTATIONS. One measure of performance that adjusts for risk is alpha. Alpha is a measure of the difference between the Fund's performance and a market index portfolio with the same beta.

     For example, suppose the Fund's beta is approximately 0.5 over a historical period. Then, a similar risk market index portfolio can be constructed with a beta of 0.5 by creating an index with a weight of 50% in the S & P 500 Index and 50% in U.S. Treasury Bills. The Fund's return is then compared to the return of the market index.

     Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which is it presumed no federal income tax applies.

     Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

     COMPARISONS. To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements and other materials regarding the Fund may discuss various measures of the Fund's performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages, among others, may be used:

     a) The Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

     b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     c) The New York Stock Exchange composite or component indices -unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

     d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     e) Mixtures of indexes and U.S. Treasury Bills which approximate the historical risk level of the Fund. In particular: mixtures of the S & P 500 Stock Index and U.S. Treasury Bills such as the 50%/50% mixture discussed under "Other Performance Quotations."

     f) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry, and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     g) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     h) Financial publications: The Wall Street Journal and Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

     i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

     j) Stocks, Bonds Bills, and Inflation, published by Ibbotson Associates -historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

     k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

     l) Historical data supplied by the research departments of First Boston Corporation, The J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers, Smith Barney Shearson and Bloomberg L.P.

     m) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The S & P 100 Stock Index is a smaller more flexible index for options trading.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund, that the averages are generally unmanaged. In addition there can be no assurance that the Fund will continue this performance as compared to such other averages.

                               PRINCIPAL SHAREHOLDERS

     The following table shows as of March 31, 1997, the beneficial ownership of shares of the Fund's common stock by all officers and directors of the Fund as a group and the record ownership of shares by each person known to the Fund to be a record owner of more than 5% of its issued and outstanding common stock (3,428,428 shares). Except for the shares held by officers and directors, the Fund has no information regarding beneficial ownership of such shares.


NAME AND ADDRESS                        NUMBER OF SHARES   PERCENTAGE OF CLASS
----------------                        ----------------   -------------------

Public School Retirement System of           407,008             11.87%
St. Louis
One Mercantile Center, Room 2607
St. Louis, MO 53101

Charles Schwab & Co., Inc.                   262,383              7.65%
101 Montgomery Street
San Francisco, CA 94104

Wendell & Co.                                254,488              7.42%
c/o Bank of New York
P.O. Box 1066, Wall Street Station
New York, NY 10286

All Officers and Directors of the             75,250              2.19%
Fund as a group


                         PRICING AND REDEMPTION OF FUND SHARES

     The Fund's net asset value per share is calculated by taking the total value of the Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. Portfolio securities which are traded on a national securities exchange are valued at the last sale price or if there is no recent sale, at the mean between the last current bid and asked prices. All other securities not so traded are valued at the mean between the last current bid and asked prices if market quotations are available. Other securities and assets are valued at fair value in accordance with methods determined in good faith by the Fund's Board of Directors.

     The Fund may suspend the right of redemption or delay payment more than three (3) business days: (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings); (b) when trading on the New York Stock Exchange is restricted; (c) when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or (d) for such other periods as the Securities and Exchange Commission by order may permit for protection of the Fund's shareholders. The amount received by a shareholder upon redemption may be more or less than he paid for his shares depending on the market value of the Fund's portfolio securities at the time.

     Shares of the Fund may be transferred upon delivery to the Fund of (1) a letter of instructions, signed by each registered owner exactly as the shares are registered, which clearly identifies the exact names in which the account is presently registered, the account number, the number of shares to be transferred, and the names, addresses and social security or tax identification number of the account to which the shares are to be transferred, (2) stock certificates, if any, which are the subject of the transfer, and (3) an instrument of assignment ("stock power"), which should specify the total number of shares to be transferred and on which the signature(s) of the registered owner(s) have been guaranteed by a commercial bank or trust company which is a member of the Federal Deposit Insurance Corporation, or by a member firm of a national securities exchange. Additional documents are required for transfers by corporations, executors, administrators, trustees and guardians; if a shareholder is in doubt as to what documents are required, he should contact the Fund. The Fund is not bound to record any transfer of the stock transfer books until the Fund has received all required documents.

                                    CUSTODIAN

     The Fund's custodian is The Union Bank of California N.A., Mutual Fund Services, 475 Sansome Street, 11th Floor, San Francisco, California 94111. Pursuant to the terms of the Custodian Agreement the Fund will forward to the Custodian the proceeds of each purchase of Fund shares. The Custodian will hold such proceeds and make disbursements therefrom in accordance with the terms of the Custodian Agreement. It will retain possession of the securities purchased with such proceeds and maintain appropriate records with respect to receipt and disbursements of money, receipt and release of securities, and all other transactions of the Custodian with respect to the securities and other assets of the Fund.

             TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT

     The Fund's Transfer, Dividend Disbursing and Shareholder Service Agent is Analytic-TSA Global Asset Management, Inc. (see "Investment Advisory and Other Services").

                                INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 1000 Wilshire Boulevard, Los Angeles, CA 90017-2472 serves as independent auditors to the Fund. The services provided by the firm include the audit of the financial statements of the Fund included in the Statement of Additional Information and services related to other filings made with the Securities and Exchange Commission.


                                   LEGAL COUNSEL

     The Fund's legal counsel is Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California 90071.

                                FINANCIAL STATEMENTS

The financial statements in the Fund's 1996 Annual Report to Shareholders are incorporated in this Statement of Additional Information by reference. Such financial statements have been audited by the Fund's independent auditors, Deloitte & Touche LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. Such financial statements have been incorporated hereby in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Fund's 1996 Annual Report to Shareholders may be obtained at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.